$25,000,000


                         SENIOR SECURED, SUPER-PRIORITY
                              DEBTOR-IN-POSSESSION
                           LOAN AND SECURITY AGREEMENT


                                  by and among


                               VISTA EYECARE, INC.
                    (f/k/a National Vision Associates, Ltd.),

             INTERNATIONAL VISION ASSOCIATES, LTD., NVAL HEALTHCARE
        SYSTEMS , INC., MIDWEST VISION, INC., FRAME-N-LENS OPTICAL, INC.,
            FAMILY VISION CENTERS, INC., VISION ADMINISTRATORS, INC.,
              NEW WEST EYEWORKS, INC., ALEXIS HOLDING COMPANY, INC.
            VISTA EYECARE NETWORK, LLC, VISTA OPTICAL EXPRESS, INC.,


                                       and


                          FOOTHILL CAPITAL CORPORATION


                            Dated as of April 6, 2000

                                TABLE OF CONTENTS

                                                                                                      Page
ATL/689137.6                                              i


1.       DEFINITIONS AND CONSTRUCTION...................................................................2
         1.1      Definitions...........................................................................2
         1.2      Accounting Terms.....................................................................24
         1.3      Code.................................................................................25
         1.4      Construction.........................................................................25
         1.5      Schedules and Exhibits...............................................................25

2.       LOAN AND TERMS OF PAYMENT.....................................................................25
         2.1      Revolving Advances...................................................................25
         2.2      Letters of Credit....................................................................27
         2.3      Term Loan............................................................................29
         2.4      [Intentionally Omitted]..............................................................30
         2.5      Overadvances.........................................................................30
         2.6      Interest and Letter of Credit Fees...................................................30
         2.7      Collection of Accounts...............................................................32
         2.8      Crediting Payments; Application of Collections.......................................34
         2.9      Designated Account...................................................................34
         2.10     Maintenance of Loan Account; Statements of Obligations...............................35
         2.11     Fees.................................................................................35
         2.12     Eurodollar Rate Advances.............................................................36
         2.13     Illegality...........................................................................37
         2.14     Requirements of Law..................................................................38
         2.15     Indemnity............................................................................39
         2.16     Super-Priority Nature of Obligations.................................................40

3.       CONDITIONS; TERM OF AGREEMENT.................................................................40
         3.1      Conditions Precedent to the Initial Advance, Letter of Credit and the Term Loans.....40
         3.2      Conditions Precedent to all Advances, all Letters of Credit and the Term Loans.......42
         3.3      Condition Subsequent.................................................................43
         3.4      Term.................................................................................44
         3.5      Effect of Termination................................................................44
         3.6      Early Termination by Borrowers.......................................................44

4.       CREATION OF SECURITY INTEREST.................................................................45
         4.1      Grant of Security Interest...........................................................45
         4.2      Negotiable Collateral................................................................45
         4.3      Collection of Accounts, General Intangibles, and Negotiable Collateral...............45
         4.4      Delivery of Additional Documentation Required........................................45
         4.5      Power of Attorney....................................................................46
         4.6      Right to Inspect.....................................................................46
         4.7      Grants, Rights and Remedies..........................................................46
         4.8      No Filings Required..................................................................46
         4.9      Survival.............................................................................47

5.       REPRESENTATIONS AND WARRANTIES................................................................48
         5.1      Corporate Existence and Power........................................................48
         5.2      Corporate Authorization; No Contravention............................................48

         5.3      Governmental Authorization...........................................................49
         5.4      Binding Effect.......................................................................49
         5.5      Litigation...........................................................................49
         5.6      [Intentionally Omitted]..............................................................49
         5.7      ERISA Compliance.....................................................................49
         5.8      Use of Proceeds; Margin Regulations..................................................50
         5.9      Title to Properties..................................................................50
         5.10     Taxes................................................................................50
         5.11     Financial Condition..................................................................51
         5.12     Environmental Matters................................................................51
         5.13     Loan Documents.......................................................................52
         5.14     Regulated Entities...................................................................53
         5.15     No Burdensome Restrictions...........................................................53
         5.16     Copyrights, Patents, Trademarks and Licenses, Etc....................................53
         5.17     Subsidiaries.........................................................................53
         5.18     Insurance............................................................................53
         5.19     Intentionally Omitted................................................................53
         5.20     Full Disclosure......................................................................53
         5.21     Accounts and Inventory...............................................................54
         5.22     Leases...............................................................................54
         5.23     Compliance With Laws.................................................................54
         5.24     Year 2000 Compatibility..............................................................55
         5.25     Material Contracts...................................................................55
         5.26     Appointment of Trustee or Examiner; Liquidation......................................55

6.       AFFIRMATIVE COVENANTS.........................................................................55
         6.1      Financial Statements.................................................................55
         6.2      Certificates; Other Information......................................................56
         6.3      Notices..............................................................................58
         6.4      Preservation of Corporate Existence, Etc.............................................59
         6.5      Maintenance of Property..............................................................60
         6.6      Insurance............................................................................60
         6.7      Payment of Obligations...............................................................62
         6.8      Compliance with Laws.................................................................62
         6.9      Compliance with ERISA................................................................62
         6.10     Inspection of Property and Books and Records.........................................62
         6.11     Environmental Laws...................................................................63
         6.12     Use of Proceeds......................................................................63
         6.13     Further Assurances...................................................................63
         6.14     Bank Accounts........................................................................64
         6.15     Intentionally Omitted................................................................64
         6.16     Covenants Regarding Formation of Subsidiaries........................................64
         6.17     Tax Returns..........................................................................64
         6.18     Returns..............................................................................64
         6.19     Title to Equipment...................................................................64
         6.20     Leases...............................................................................64

7.       NEGATIVE COVENANTS............................................................................65
         7.1      Limitation on Liens..................................................................65
         7.2      Disposition of Assets................................................................67
         7.3      Consolidations and Mergers...........................................................67
         7.4      Loans and Investments................................................................68
         7.5      Limitation on Indebtedness...........................................................68
         7.6      Transactions with Affiliates.........................................................69
         7.7      Use of Proceeds......................................................................69
         7.8      Contingent Obligations...............................................................69
         7.9      Joint Ventures.......................................................................70
         7.10     Restricted Payments..................................................................70
         7.11     ERISA................................................................................70
         7.12     Change in Business; Change of Name...................................................70
         7.13     Accounting Changes...................................................................71
         7.14     Financial Covenants..................................................................71
         7.15     Amendments...........................................................................71
         7.16     No Other Negative Pledges............................................................71
         7.17     Prepayments..........................................................................71
         7.18     Real Estate; Store Locations.........................................................71
         7.19     Capital Expenditures.................................................................72
         7.20     [Intentionally omitted.].............................................................72
         7.21     Minimum Availability.................................................................72

8.       EVENTS OF DEFAULT.............................................................................72

9.       LENDER'S RIGHTS AND REMEDIES..................................................................76
         9.1      Rights and Remedies..................................................................76
         9.2      Remedies Cumulative..................................................................79

10.      TAXES AND EXPENSES............................................................................79

11.      WAIVERS; INDEMNIFICATION......................................................................79
         11.1     Demand; Protest; etc.................................................................79
         11.2     Lender's Liability for Collateral....................................................80
         11.3     Indemnification......................................................................80

12.      NOTICES.......................................................................................80

13.      CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER....................................................81

14.      DESTRUCTION OF BORROWERS' DOCUMENTS...........................................................82

15.      GENERAL PROVISIONS............................................................................82
         15.1     Effectiveness........................................................................82
         15.2     Successors and Assigns...............................................................82
         15.3     Section Headings.....................................................................83
         15.4     Interpretation.......................................................................83
         15.5     Severability of Provisions...........................................................83

         15.6     Amendments in Writing................................................................83
         15.7     Counterparts; Facsimile Execution....................................................83
         15.8     Revival and Reinstatement of Obligations.............................................83
         15.9     Integration..........................................................................84
         15.10    Time is of the Essence...............................................................84
         15.11    Pre-Relief Date Loan Agreement.......................................................84


SCHEDULES AND EXHIBITS

Schedule B-1......         Business Plan
Schedule E-1......         Eligible Inventory Locations
Schedule S-1......         Senior Claims
Schedule S-2......         Sub-Concentration Accounts
Schedule 5.5......         Litigation
Schedule 5.10.....         Taxes
Schedule 5.11.....         Financial Condition
Schedule 5.12.....         Environmental Matters
Schedule 5.17.....         Subsidiaries
Schedule 5.18.....         Insurance
Schedule 5.25 ....         Material Contracts
Schedule 6.14.....         Bank Accounts
Schedule 7.1......         Permitted Liens
Schedule 7.5......         Permitted Indebtedness
Schedule 7.8......         Contingent Obligations


Exhibit A.........         Form of Compliance Certificate
Exhibit B.........         Form of Credit Card Agreement
Exhibit C.........         Form of Wal-Mart Lease
Exhibit D.........         Form of Sam's Club Lease
Exhibit E.........         Form of Fred Meyer, Inc. Lease
Exhibit F.........         Fee Letter

                         SENIOR SECURED, SUPER-PRIORITY
                              DEBTOR-IN-POSSESSION
                           LOAN AND SECURITY AGREEMENT


     THIS SENIOR SECURED, SUPER-PRIORITY DEBTOR-IN-POSSESSION LOAN AND SECURITY AGREEMENT (this "Agreement"), is entered into as of April 6, 2000, between FOOTHILL CAPITAL CORPORATION, a California corporation, as lender and as agent for itself and each Person that purchases any portion of Foothill Capital Corporation's rights and obligations under this Agreement pursuant to Section
15.2 (collectively, "Lender"), with a place of business located at Northpark Town Center, Building 400, 1000 Abernathy Road, N.E., Suite 1450, Atlanta, Georgia 30328, and VISTA EYECARE, INC. (f/k/a National Vision Associates, Ltd.), INTERNATIONAL VISION ASSOCIATES, LTD., NVAL HEALTHCARE SYSTEMS , INC., MIDWEST VISION, INC., FRAME-N-LENS OPTICAL, INC., FAMILY VISION CENTERS, INC., VISION ADMINISTRATORS, INC., NEW WEST EYEWORKS, INC., ALEXIS HOLDING COMPANY, INC., VISTA EYECARE NETWORK, LLC and VISTA OPTICAL EXPRESS, INC., as debtors and debtor-in-possessions (each a "Borrower" and collectively, "Borrowers"), each with its chief executive office located at 296 Grayson Highway, Lawrenceville, Georgia 30045-5737.

                                    RECITALS

         WHEREAS, on April 5, 2000 (the "Relief Date"), each Borrower filed a petition for relief pursuant to Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Georgia, Atlanta Division (the "Court"), which cases are being jointly administered under lead Case No. 00-65214 (the "Case"). Each Borrower continues to operate its business and manage its properties as a debtor-in-possession pursuant to Sections 1107 and 1108 of the United States Bankruptcy Code;

         WHEREAS, prior to the Relief Date, Lender and certain other lenders (the "Pre-Petition Lenders") provided financing to Vista Eyecare, Inc. (f/k/a National Vision Associates, Ltd.) ("Parent") pursuant to that certain Amended and Restated Credit Agreement dated as of November 12, 1999 (as modified and amended, the "Pre-Relief Date Loan Agreement");

         WHEREAS, Pre-Petition Lenders' commitment to provide ongoing financing to Parent under the Pre-Relief Date Loan Agreement has been terminated; and

         WHEREAS, Borrowers have requested that Lender provide a senior secured, super-priority revolving credit and term facility up to $25,000,000 to fund the ongoing working capital requirements of Borrowers. Lender is willing to provide such financing in the manner and pursuant to the terms of this Agreement;

         NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.       DEFINITIONS AND CONSTRUCTION.

1.1 Definitions. As used in this Agreement, the following terms shall have the following definitions:

     "Account Debtor" means any Person who is or who may become obligated under, with respect to, or on account of, an Account.

     "Accounts" means all currently existing and hereafter arising accounts, contract rights, and all other forms of obligations owing to Borrowers arising out of the sale or lease of goods or the rendition of services by Borrowers, irrespective of whether earned by performance, and any and all credit insurance, guaranties, or security therefor.

     "Acquisition" means, with respect to any Person, any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of any other Person, or of any business or division of any other Person, (b) the acquisi-tion of more than fifty percent (50%) of the capital stock, partnership interests, membership interests or equity of any other Person, or otherwise causing any other Person to become a Subsidiary of such Person, or (c) a merger or consolidation or any other combination with any other Person (other than a Person that is an existing Subsidiary of such Person) provided that such Person or a Subsidiary of such Person is the surviving entity. The term "Acquisition" shall not include the formation by any Borrower of a new Subsidiary provided that its Investment therein does not violate Section 7.4 hereof.

     "Adjusted Eurodollar Rate" means, with respect to each Interest Period for any Eurodollar Rate Advance, the rate per annum (rounded upwards, if necessary, to the next 1/16%) determined by dividing (a) Eurodollar Rate for such Interest Period by (b) a percentage equal to (i) one hundred percent (100%) minus (ii) the Reserve Percentage. The Adjusted Eurodollar Rate shall be adjusted on and as of the effective day of any change in the Reserve Percentage.

     "Adjustment Date" has the meaning set forth in Section 2.3(a).

     "Advances" has the meaning set forth in Section 2.1(a).

     "Affiliate" means, as applied to any Person, any other Person who directly or indirectly controls, is controlled by, is under common control with or is a director or officer of such Person. For purposes of this definition, "control" means the possession, directly or indirectly, of the power to vote five percent (5%) or more of the securities having ordinary voting power for the election of directors or the direct or indirect power to direct the management and policies of a Person.

     "Agreement" has the meaning set forth in the preamble hereto.

     "Assignment of Notes" means that certain Assignment of Notes dated the date hereof by and among Parent and Lender, in form and substance satisfactory to Lender.

     "Authorized Person" means any officer or other employee of Parent.

     "Availability" means, as of the date of determination, the result (so long as such result is a positive number) of (a) the lesser of the Borrowing Base or the Maximum Revolving Amount, less (b) the Revolving Facility Usage.

     "Average Unused Portion of Maximum Revolving Amount" means, as of any date of determination, (a) the lesser of the Borrowing Base or the Maximum Revolving Amount, less (b) the sum of (i) the average Daily Balance of Advances that were outstanding during the immediately preceding month, plus (ii) the average Daily Balance of the undrawn Letters of Credit that were outstanding during the immediately preceding month.

     "Bankruptcy Code" means the United States Bankruptcy Code (11 U.S.C. ' 101 et seq.), as amended, and any successor statute.

     "Blocked Account Agreements" means those certain Blocked Account Agreements, in form and substance reasonably satisfactory to Lender, each of which is among Parent, Lender and a bank at which a Retail Store Account is located.

     "Borrower" has the meaning set forth in the preamble to this Agreement.

     "Borrower Representative" shall mean Parent in its capacity as Borrower Representative pursuant to the provisions of Section 2.9.

     "Books and Records" means all books and records of Borrowers and each of their Subsidiaries, including: ledgers; records indicating, summarizing, or evidencing Borrowers' or such Subsidiary's properties or assets (including the Collateral) or liabilities; all information relating to Borrowers' or such Subsidiary's business operations or financial condition; and all computer programs, disk or tape files, printouts, runs, or other computer prepared information.

     "Borrowing Base" has the meaning set forth in Section 2.1(a).

     "Business Day" means any day that is not a Saturday, Sunday, or other day on which national banks located in Atlanta, Georgia, New York, New York or Los Angeles, California are authorized or required to close.

     "Business Plan" means the Borrowers' business plan relative to Borrowers' operations in the Chapter 11 Case, as presented to and accepted by Lender, attached as Schedule B-1 hereto.

     "Capitalized Lease Obligations" shall mean, with respect to any Person, the obligations of such Person under a lease that are required to be classified and accounted for as capital lease obligations under GAAP, and for purposes of this definition, the amount of such obligations at any date shall be the capitalized amount of such obligations at such date as determined in accordance with GAAP.

     "Carve-Out Amount" has the meaning set forth in Section 2.16.

     "Carve-Out Expenses" has the meaning set forth in Section 2.16.

     "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980.

     "Change of Control" means (a) any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than thirty-five percent (35%) of the total voting power of all classes of stock then outstanding of any Borrower entitled to vote in the election of directors or (b) during any period of twenty-four (24) consecutive months, individuals who at the beginning of such period constituted the Board of Directors of Borrower (together with any new directors whose election by such Board or whose nomination for election by the stockholders of such Borrower was approved by a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of such Board of Directors then in office.

     "Chapter 11 Case" means collectively the voluntary petitions for relief under Chapter 11 of the Bankruptcy Code filed by each Borrower in the Court on the Relief Date and administered as Chapter 11 Case Nos. 00-65214 - 00-65224.

     "Closing Date" means the date of the first to occur of the making of the initial Advance or the issuance of the initial Letter of Credit under this Agreement.

     "Code" means the Uniform Commercial Code, as in effect in the State of Georgia from time to time.

     "Collateral" means all of the real and personal property of each Borrower, whether now existing or hereafter acquired, including without limitation, each of the following:

          (a) the Accounts,

          (b) Borrowers' Books and Records,

          (c) the Equipment,

          (d) the General Intangibles,

          (e) the Inventory,

          (f) the Equity Interests,

          (g) the Negotiable Collateral,

          (h) the Real Property Collateral,

          (i) any money, or other assets of Borrowers that now or hereafter come into the possession, custody, or control of Lender, and

          (j) the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance covering any or all of the Collateral, and any and all Accounts, Borrowers' Books and Records, Equipment, General Intangibles, Inventory, Equity Interests, Negotiable Collateral, Real Property, money, deposit accounts, or other tangible or intangible property resulting from the sale, exchange, collection, or other disposition of any of the foregoing, or any portion thereof or interest therein, and the proceeds thereof.

     "Collateral Access Agreement" means a landlord waiver, mortgagee waiver, bailee letter, or acknowledgment agreement of any warehouseman, processor, lessor, consignee, or other Person in possession of, having a Lien upon, or having rights or interests in the Equipment or Inventory, in each case, in form and substance satisfactory to Lender.

     "Collections" means all cash, checks, notes, instruments, and other items of payment (including, insurance proceeds, proceeds of cash sales, rental proceeds, and tax refunds).

     "Committee" means the official committee of unsecured creditors formed, appointed or approved by the United States Trustee in the Chapter 11 Case.

     "Compliance Certificate" means a certificate substantially in the form of Exhibit A and delivered by the chief accounting officer of Parent to Lender.

     "Concentration   Accounts"  means,   collectively,   the  Sub-Concentration
Accounts and the Master Concentration Account, and each such Concentration Account shall be referred to herein as a "Concentration Account".

     "Concentration Account Agreement" means a Blocked Account Agreement among Parent, the Concentration Account Bank and Lender, in form and substance satisfactory to Lender, applicable to one or more of the Concentration Accounts.

     "Concentration Account Bank" means First Union, or such other Person or Persons as Lender and Parent may designate from time to time.

     "Contingent Obligation" means, with respect to any Person, any direct or indirect liability of that Person, whether or not contingent, with or without recourse, (a) with respect to any Indebtedness, lease, dividend, letter of credit or other obligation (the "primary obligations") of another Person (the "primary obligor"), including any obligation of that Person (i) to purchase, repurchase or otherwise acquire such primary obligations or any security therefor, (ii) to advance or provide funds for the payment or discharge of any such primary obligation, or to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (iv) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof (each, a "Guaranty Obligation"); (b) with respect to any Surety Instrument (other than any Letter of Credit) issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings or payments; or (c) to purchase any materials, supplies or other property from, or to obtain the services of, another Person if the relevant contract or other related document or obligation requires that payment for such materials, supplies or other property, or for such services, shall be made regardless of whether delivery of such materials, supplies or other property is ever made or tendered, or such services are ever performed or tendered.

     "Contractual Obligation" means, with respect to any Person, any provision of any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument, document or agreement to which such Person is a party or by which it or any of its property is bound.

     "Cost" means, with respect to any Eligible Inventory of each Borrower, the lower of cost or market value of such Eligible Inventory as determined on a basis consistent with each Borrower's current and historical accounting practices.

     "Court" has the meaning set forth in the first recital paragraph hereto.

     "Credit Card Agreement" means each letter agreement between Parent and a credit card processor, substantially in the form of Exhibit B.

     "Daily Balance" means the amount of an Obligation owed at the end of a given day.

     "Default" means an event, condition, or default that, with the giving of notice, the passage of time, or both, would be an Event of Default.

     "Deficiency" has the meaning set forth in Section 7.16.

     "Designated Account" means account number 2090003164485 of Parent maintained with Parent's Designated Account Bank, or such other deposit account of Parent (located within the United States) which has been designated, in writing and from time to time, by Parent to Lender.

     "Designated Account Bank" means First Union, whose office is located at Charlotte, North Carolina, and whose ABA number is 061000227 or such other bank as may be determined by Lender and Parent from time to time.

     "Dilution" means, in each case based upon the experience of the immediately prior three (3) month, the result of dividing the Dollar amount of (a) bad debt write-downs, discounts, advertising, returns, promotions, credits, or other dilution with respect to the Accounts during such period, by (b) Collections (excluding extraordinary items) of Borrowers plus the Dollar amount of clause
(a).

     "Dilution Reserve" means, as of any date of determination, an amount sufficient to reduce Lender's advance rate against Eligible Accounts by one percentage point for each percentage point by which Dilution is in excess of five percent (5%).

     "Disbursement Letter" means an instructional letter executed and delivered by Parent to Lender regarding the extensions of credit to be made on the Closing Date, the form and substance of which shall be satisfactory to Lender.

     "Disposition" means (i) the sale, lease, conveyance or other disposition of property (other than sales or other dispositions expressly permitted under Section 7.2(a) or Section 7.2(b), operating leases or subleases entered into in the ordinary course of business or Investments permitted under Section 7.4 or Liens permitted under Section 7.1), and (ii) the sale or transfer to any Person (other than Borrowers) by Borrowers or any Subsidiary of Borrowers of any equity securities issued by any Subsidiary of Borrowers and held by such transferor Person.

     "Dollars or $" means United States dollars.

     "Early Termination Premium" has the meaning set forth in Section 3.6.

     "EBITDA" means, with respect to Borrowers on a consolidated basis with its Subsidiaries for any period, the Net Income of Borrowers for such period, (a) plus, without duplication and to the extent deducted in computing Net Income for such period, the sum of (i) income taxes, (ii) Interest Expense, (iii) depreciation and amortization expense, (iv) restructuring charges, including professional fees, store closing expenses and employee retention payments, (v) non-cash charges associated with the cumulative effect of changes in accounting principles, (vi) extraordinary losses to the extent included in the Borrowers' fiscal year 1999 financial statements, and (vii) other non-cash charges reasonably acceptable to Lender, (b) minus, to the extent included in Net Income for such period, extraordinary gains; provided, however, that the EBITDA with respect to any Person or substantially all of the assets of a Person that became a Subsidiary of, or was merged with or consolidated into, Borrowers or any Subsidiary of Borrowers during such period shall include the EBITDA of such Person or the EBITDA attributable to such assets for such period.

     "Eligible Accounts" means those Accounts created by Borrowers in the ordinary course of business, that arise out of Borrowers' sale of goods or rendition of services, that strictly comply with each and all of the representations and warranties respecting Accounts made by Borrowers to Lender in the Loan Documents, and that are and at all times continue to be acceptable to Lender in its reasonable credit judgment in all respects; provided, however, that standards of eligibility may be fixed and revised from time to time by Lender in Lender's reasonable credit judgment. Eligible Accounts shall not include the following:

          (a) Accounts  that the Account  Debtor has failed to pay within ninety
     (90) days of invoice date or one hundred twenty (120) days of date of service;

          (b) retail customer Accounts;

          (c) Accounts owed by an Account Debtor or its Affiliates where fifty percent (50%) or more of all Accounts owed by that Account Debtor (or its Affiliates) are deemed ineligible under clause (a) above;

          (d) Accounts with respect to which the Account Debtor is an employee, Affiliate, or agent of any Borrower or any Subsidiary of any Borrower;

          (e) Accounts with respect to which goods are placed on consignment, guaranteed sale, sale or return, sale on approval, bill and hold, or other terms by reason of which the payment by the Account Debtor may be conditional;

          (f) Accounts that are not payable in Dollars or with respect to which the Account Debtor: (i) does not maintain its chief executive office in the United States, or (ii) is not organized under the laws of the United States or any State thereof, or (iii) is the government of any foreign country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof, unless (y) the Account is supported by an irrevocable letter of credit satisfactory to Lender (as to form, substance, and issuer or domestic confirming bank) that has been delivered to Lender and is directly drawable by Lender, or (z) the Account is covered by credit insurance in form and amount, and by an insurer, satisfactory to Lender;

          (g) Accounts with respect to which the Account Debtor is either (i) the United States or any department, agency, or instrumentality of the United States (exclusive, however, of Accounts with respect to which any Borrower has complied, to the satisfaction of Lender, with the Assignment of Claims Act, 31 U.S.C. ' 3727), or (ii) any State of the United States (exclusive, however, of Accounts owed by any State that does not have a statutory counterpart to the Assignment of Claims Act);

          (h) Accounts with respect to which the Account Debtor is a creditor of any Borrower or any Subsidiary of any Borrower, has or has asserted a right of setoff, has disputed its liability, or has made any claim with respect to the Account (but only to the extent of such setoff, dispute or claim);

          (i) Accounts with respect to an Account Debtor whose total obligations owing to any Borrower, taken as a whole, exceed ten percent (10%) of all Eligible Accounts, to the extent of the obligations owing by such Account Debtor in excess of such percentage;

          (j) Accounts with respect to which the Account Debtor is subject to any Insolvency Proceeding, or becomes insolvent, or goes out of business;

          (k) Accounts the collection of which Lender, in its reasonable credit judgment, believes to be doubtful by reason of the Account Debtor's financial condition;

          (l) Accounts with respect to which the goods giving rise to such Account have not been shipped and billed to the Account Debtor, the services giving rise to such Account have not been performed and accepted by the Account Debtor, or the Account otherwise does not represent a final sale;

          (m) Accounts with respect to which the Account Debtor is located in the states of New Jersey, Minnesota or West Virginia (or any other state that requires a creditor to file a Business Activity Report or similar document in order to bring suit or otherwise enforce its remedies against such Account Debtor in the courts or through any judicial process of such state), unless such Borrower has qualified to do business in New Jersey, Minnesota, West Virginia, or such other states, or has filed a Notice of Business Activities Report with the applicable division of taxation, the department of revenue, or with such other state offices, as appropriate, for the then-current year, or is exempt from such filing requirement;

          (n) Accounts that represent progress payments or other advance billings that are due prior to the completion of performance by any Borrower of the subject contract for goods or services;

          (o) Accounts arising other than from the sale of goods or rendition of services in the ordinary course of any Borrower's business;

          (p)  Accounts   representing   lease  payments  due  from  doctors  or
     optometrists;

          (q) Accounts with respect to which Lender does not have a valid and perfected first priority security interest; and

          (r) to the extent determined appropriate by Lender in its reasonable credit judgment, Accounts subject to collection by an outside claims processor where such Account has not yet been billed by such processor, and credit card Accounts.

     "Eligible Inventory" means Inventory owned by Borrowers consisting of first quality finished goods (including eyeglass frames, eyeglass lenses, contact lenses, sunglasses and related accessories) held for sale in the ordinary course of Borrowers' business and raw materials for such finished goods, that are located at or in-transit between Borrowers' premises identified on Schedule E-1 (as supplemented from time to time upon at least ten (10) days' prior written notice to Lender), that strictly comply with each and all of the representations and warranties respecting Inventory made by such Borrower to Lender in the Loan Documents, and that are and at all times continue to be acceptable to Lender in its reasonable credit judgment in all respects; provided, however, that standards of eligibility may be fixed and revised from time to time by Lender in Lender's reasonable credit judgment. An item of Inventory shall not be included in Eligible Inventory if:

          (a) it is not owned solely by a Borrower, or a Borrower does not have good, valid, and marketable title thereto;

          (b) it is not located in the United States at one of the locations set forth on Schedule E-1 (as supplemented from time to time upon at least ten
     (10) days' prior written notice to Lender);

          (c) it is Inventory located within a Sam's Club, a Meijers store or another leased department within a retail store (i.e., not a
     "free-standing" store) which is not subject to a Collateral Access Agreement in form and substance satisfactory to Lender;

          (d) it is not subject to a valid and perfected first priority security interest in favor of Lender;

          (e) it consists of goods returned or rejected by customers of a Borrower, or goods in transit;

          (f) it is used, obsolete or slow moving, a restrictive or custom item, work-in-process, packaging and shipping materials, supplies used or consumed in a Borrower's business, Inventory subject to a Lien in favor of any third Person, bill and hold goods, defective goods, "seconds," or Inventory acquired on consignment;

          (g) it is located on property within a United States military base or on property leased by a Borrower from the United States government;

          (h) to the extent determined appropriate by Lender in its reasonable credit judgment, (i) it is Inventory classified by a Borrower on its general ledger, prepared in a manner consistent with a Borrower's general ledgers disclosed to Lender prior to the Closing Date, as either "close out" or "discontinued" Inventory and which "close out" or "discontinued" Inventory has been owned by a Borrower for an aggregate of more than six
     (6) months after being so classified, (ii) it is Inventory constituting non-retail supplies, or (iii) it is not located on property owned or leased by a Borrower or in a contract warehouse, in each case, subject to a Collateral Access Agreement executed by the mortgagee, lessor, the warehouseman, or other third party, as the case may be, and segregated or otherwise separately identifiable from goods of others, if any, stored on the premises; or

          (i) it is Inventory bearing a servicemark, trademark or name of any Person other than a Borrower, unless it is Inventory which is sold to a Borrower in the ordinary course of a Borrower's business for distribution and is not subject to any licensing, patent, royalty, trademark, trade name or copyright agreement between a Borrower and any other Person which prohibits or restricts Lender's sale or other disposition of such Inventory pursuant to Loan Documents.

     "Entry Date" means the date upon which the Interim Order is entered on the docket of the Chapter 11 Case.

     "Environmental Claims" means all claims, however asserted, by any Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for release or injury to the environment or threat to public health, personal injury (including sickness, disease or death), property damage, natural resources damage, or otherwise alleging liability or responsibility for damages (punitive or otherwise), cleanup, removal, remedial or response costs, restitution, civil or criminal penalties, injunctive relief, or other type of relief, resulting from or based upon the presence, placement, discharge, emission or release (including intentional and unintentional, negligent and non-negligent, sudden or non-sudden, accidental or non-accidental, placement, spills, leaks, discharges, emissions or releases) of any Hazardous Material at, in, or from Property, whether or not owned by any Borrower or any Subsidiary.

     "Environmental Laws" means all federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authorities, in each case relating to environmental, health, safety and land use matters; including CERCLA, the Clean Air Act, the Federal Water Pollution Control Act of 1972, the Solid Waste Disposal Act, the Federal Resource Conservation and Recovery Act, the Toxic Substances Control Act, the Emergency Planning and Community Right-to-Know Act, the California Hazardous Waste Control Law, the California Solid Waste Management, Resource, Recovery and Recycling Act, the California Water Code and the California Health and Safety Code.

     "Environmental Permits" has the meaning set forth in Section 5.12(b).

     "Equipment" means all present and hereafter acquired machinery, machine tools, motors, equipment, furniture, furnishings, fixtures, vehicles (including motor vehicles and trailers), tools, parts and goods (other than consumer goods, farm products, or Inventory), of any Borrower, wherever located, including, (a) any interest of Borrower in any of the foregoing and (b) all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing.

     "Equity Interests" means all equity interests of the Borrowers and any Subsidiary or other Person (other than the Parent), including without limitation the Investment Property and any partnership interests, limited partnership interests, limited liability company membership interests and similar interests.

     "ERISA" means the Employee Retirement Income Security Act of 1974, and regulations promulgated thereunder.

     "ERISA Affiliate" means any trade or business (whether or not incorporated) under common control with a Borrower within the meaning of Section 414(b) or (c) of the IRC (and Sections 414(m) and (o) of the IRC for purposes of provisions relating to Section 412 of the IRC).

     "ERISA Event" means (a) a Reportable  Event with respect to a Pension Plan;
(b) a withdrawal by a Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations which is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by a Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon a Borrower or any ERISA Affiliate.

     "Eurodollar Rate" means, with respect to the Interest Period for a Eurodollar Rate Advance, the interest rate per annum at which United States dollar deposits are offered to Wells Fargo Bank, National Association, by major banks in the London interbank market (or other Eurodollar Rate market selected by Lender) on or about 11:00 a.m. (Eastern time) two (2) Business Days prior to the commencement of such Interest Period in amounts comparable to the amount of the Eurodollar Rate Advances requested by and available to Borrower in accordance with this Agreement, with a maturity of comparable duration to the Interest Period selected by Borrowers.

     "Eurodollar Rate Advances" means any Advance (or any portion thereof) made or outstanding hereunder during any period when interest on such Advance (or portion thereof) is payable based on the Adjusted Eurodollar Rate.

     "Event of Default" has the meaning set forth in Article 8.

     "Excess Availability" means, as of any date of determination, the result (so long as such result is a positive number) of (a) Availability, less (b) the accounts payable of each Borrower over sixty (60) days past due.

     "Exchange Act" means the Securities Exchange Act of 1934, and regulations promulgated thereunder.

     "Fee Letter" means that certain commitment letter dated as of March 31, 2000, setting forth the applicable fees for Lender relating to this Agreement and the Loans, a copy of which is attached hereto Exhibit F.

     "FEIN" means Federal Employer Identification Number.

     "Final Order" means the order of the Court entered in the Chapter 11 Case after a final hearing under Bankruptcy Rule 4001(c)(2), satisfactory in form and substance to Lender, and from which no appeal has been timely filed, or if timely filed, such appeal has been dismissed (unless Lender waives such requirement), together with all extensions, modifications and amendments thereto, which, among other matters but not by way of limitation, authorizes Borrowers to obtain credit, incur indebtedness, and grant Liens under this Agreement and the other Loan Documents, as the case may be, and provide for the super-priority of Lender's claims, all as set forth in such order.

     "Final Order Entry Date" means the date upon which the Final Order is entered on the docket in the Chapter 11 case.

     "Foothill" means Foothill Capital  Corporation,  a California  corporation.

     "Foreign Subsidiary" means any Subsidiary of a Borrower which is organized or incorporated under the laws of a jurisdiction other than the United States or any state or territory thereof.

     "GAAP" means generally accepted accounting principles as in effect from time to time in the United States, consistently applied.

     "General Intangibles" means all of Borrowers' present and future general intangibles and other personal property (including contract rights, rights arising under common law, statutes, or regulations, choses or things in action, goodwill, patents, trade names, trademarks, servicemarks, trade secrets, copyrights, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, infringement claims, computer programs, information contained on computer disks or tapes, literature, reports, catalogs, deposit accounts, insurance premium rebates, tax refunds, and tax refund claims), other than goods, Accounts, and Negotiable Collateral.

     "GOB Rate" means the percentages determined, from time to time, by an appraiser acceptable to Foothill and using a methodology acceptable to Foothill in its reasonable credit judgment as the percentage of Cost of Inventory recoverable on a going-out of business basis, multiplied by eighty-five percent (85%).

     "Governing Documents" means the certificate or articles of incorporation, by-laws, or other organizational or governing documents of any Person.

     "Governmental Authority" means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

     "Guaranty Obligation" has the meaning set forth in the definition of "Contingent Obligation."

     "Hazardous Materials" means all those substances that are regulated by, or which may form the basis of liability under, any Environmental Law, including any substance identified under any Environmental Law as a pollutant, contaminant, hazardous waste, hazardous constituent, special waste, hazardous substance, hazardous material, or toxic substance, or petroleum or petroleum derived substance or waste.

     "Indebtedness" means, with respect to any Person, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes, or other similar instruments and all reimbursement or other obligations of such Person in respect of letters of credit, bankers acceptances, interest rate swaps, or other financial products, (c) all obligations of such Person under capital leases, (d) all obligations or liabilities of others secured by a Lien on any property or asset of such Person, irrespective of whether such obligation or liability is assumed, and (e) any obligation of such Person guaranteeing or intended to guarantee (whether guaranteed, endorsed, co-made, discounted, or sold with recourse to such Person) any indebtedness, lease, dividend, letter of credit, or other obligation of any other Person.

     "Indemnified Liabilities" has the meaning set forth in Section 11.3.

     "Indemnified Person" has the meaning set forth in Section 11.3.

     "Indenture" that certain Indenture dated as of October 8, 1998 among Parent, as issuer, the guarantors named therein and State Street Bank and Trust Company, as trustee.

     "Independent Auditor" has the meaning set forth in Section 6.1(a).

     "Insolvency Proceeding" means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

     "Intangible Assets" means, with respect to any Person, that portion of the book value of all of such Person's assets that would be treated as intangibles under GAAP.

     "Interest Expense" means, with respect to any Person on a consolidated basis for any period, interest expense and loan fees determined in accordance with GAAP, and including capitalized and non-capitalized interest and the interest component of Capitalized Lease Obligations. Unless the context clearly provides otherwise, any reference to Interest Expense in this Agreement shall be to the Interest Expense of each Borrower and its Subsidiaries on a consolidated basis.

     "Interest Period" means, for any Eurodollar Rate Advance, the period commencing on the Business Day such Eurodollar Rate Advance is disbursed or continued, or on the Business Day on which a Reference Rate Advance is converted to such Eurodollar Rate Advance, and ending on the date thirty (30) days thereafter.

     "Interim Order" means the order of the Court entered in the Chapter 11 Case after a hearing, satisfactory in form and substance to Lender, which, among other matters but not by way of limitation, authorizes the Borrowers to obtain credit, incur indebtedness, and grant Liens under this Agreement and the other Loan Documents, as the case may be, and provide for the super-priority of Lender's claims, all as set forth in such order.

     "Inventory" means all present and future inventory in which a Borrower has any interest, including goods held for sale or lease or to be furnished under a contract of service and all of Borrowers' present and future raw materials, work in process, finished goods, and packing and shipping materials, wherever located.

     "Investment Property" means all "investment property", as such term is defined in the Code, now owned or hereafter acquired by each Borrower and, in any event, including, without limitation, all securities, whether certificated or uncertificated, security entitlements, securities accounts, commodity contracts and commodity accounts.

     "Inventory Reserves" means reserves (determined from time to time by Lender in its discretion) for the estimated reclamation claims of unpaid sellers of Inventory sold to any Borrower.

     "Investments" has the meaning specified in Section 7.4.

     "IRC" means the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

     "IRS" means the Internal Revenue Service, and any Governmental Authority succeeding to any of its principal functions under the IRC.

     "Joint Venture" means a single-purpose corporation, partnership, limited liability company, joint venture or other similar legal arrangement (whether created by contract or conducted through a separate legal entity) now or hereafter formed by any Borrower or any of its Subsidiaries with another Person (other than a Borrower) in order to conduct a common venture or enterprise with such Person.

     "L/C" has the meaning set forth in Section 2.2(a).

     "L/C Guaranty" has the meaning set forth in Section 2.2(a).

     "Lender" has the meaning set forth in the preamble to this Agreement.

     "Lender Account" has the meaning set forth in Section 2.7.

     "Lender Expenses" means all: costs or expenses (including taxes, and insurance premiums) required to be paid by Borrowers or any Subsidiary of a Borrower under any of the Loan Documents that are paid or incurred by Lender; fees or charges paid or incurred by Lender in connection with Lender's transactions with Borrowers and their Subsidiaries, including, fees or charges for photocopying, notarization, couriers and messengers, telecommunication, public record searches (including tax lien, litigation, and UCC searches and including searches with the patent and trademark office, the copyright office, or the department of motor vehicles), filing, recording, publication, and appraisal (including periodic Collateral appraisals); costs and expenses incurred by Lender in the disbursement of funds to Borrowers (by wire transfer or otherwise); charges paid or incurred by Lender resulting from the dishonor of checks; costs and expenses paid or incurred by Lender to correct any default or enforce any provision of the Loan Documents, or in gaining possession of, maintaining, handling, preserving, storing, shipping, selling, preparing for sale, or advertising to sell the Collateral, or any portion thereof, irrespective of whether a sale is consummated; costs and expenses paid or incurred by Lender (including any costs and expenses to engage outside parties) in examining the Books and Records and in monitoring and analyzing the Collateral; costs and expenses of third party claims or any other suit paid or incurred by Lender in enforcing or defending the Loan Documents or in connection with the transactions contemplated by the Loan Documents or Lender's relationship with Borrowers or any guarantor; and Lender's reasonable attorneys' fees and expenses, actually incurred in advising, structuring, drafting, reviewing, administering, amending, terminating, enforcing (including, without limitation, reasonable attorneys' fees and expenses actually incurred in connection with the Chapter 11 Case or in any other "workout," a "restructuring," or any other Insolvency Proceeding concerning Borrowers or any guarantor of the Obligations), defending, or concerning the Loan Documents, irrespective of whether suit is brought.

     "Letter of Credit" means an L/C or an L/C Guaranty, as the context requires.

     "Lien" means any interest in property securing an obligation owed to, or a claim by, any Person other than the owner of the property, whether such interest shall be based on the common law, statute, or contract, whether such interest shall be recorded or perfected, and whether such interest shall be contingent upon the occurrence of some future event or events or the existence of some future circumstance or circumstances, including the lien or security interest arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, security agreement, adverse claim or charge, conditional sale or trust receipt, or from a lease, consignment, or bailment for security purposes and also including reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases, and other title exceptions and encumbrances affecting Real Property.

     "Loan Account" has the meaning set forth in Section 2.10.

     "Loan Documents" means this Agreement, the Orders, the Disbursement Letter, the Fee Letter, the Letters of Credit, the Trademark Security Agreement, the Pledge Agreement, any note or notes executed by Borrowers and payable to Lender, and any other agreement entered into, now or in the future, in connection with this Agreement.

     "Loans" means, collectively, the Advances and the Term Loans.

     "Lockbox Account" shall mean a depositary account established pursuant to one of the Lockbox Agreements.

     "Lockbox Agreements" means those certain Lockbox Operating Procedural Agreements and those certain Depository Account Agreements, in form and substance satisfactory to Lender, each of which is among Parent, Lender and one of the Lockbox Banks. "Lockbox Banks" means First Union, or such other Person or Persons as Lender and Parent may designate from time to time.

     "Managed Care Subsidiary" shall mean (a) NVAL VisionCare Systems of California, Inc., ProCare Eye Exam, Inc. and NVAL VisionCare Systems of North Carolina, Inc. and (b) any other Subsidiary of a Borrower formed or acquired after the Closing Date whose financial condition or activities are regulated under the laws of any state in connection with its provision of health or vision care products or services (or related administrative services) and shall include, and without limitation, a health maintenance organization (whether single or multi service), third party administrator or any entity similar to any of the foregoing.

     "Margin Stock" means "margin stock" as such term is defined in Regulation U or X of the Board of Governors of the Federal Reserve System.

     "Master Concentration Account" means account number 2080000695022 of Parent maintained at the Concentration Account Bank, or such other deposit account of Parent (located in the United States), into which cash received in the Lockbox, the other Concentration Accounts and certain Retail Store Accounts is wire transferred as provided in Section 2.7.

     "Material Adverse Effect" means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, condition (financial or otherwise) or prospects of Borrowers or of Borrowers and their Subsidiaries taken as a whole; (b) a material impairment of the ability of any Borrower to perform under any Loan Document; or (c) a material adverse effect upon (i) the legality, validity, binding effect or enforceability against any Borrower of any Loan Document, or (ii) the perfection or priority of any Lien granted under any of the Loan Documents.

     "Material Contracts" has the meaning set forth in Section 5.25.

     "Maturity Date" means May 31, 2001.

     "Maximum Amount" means $25,000,000.

     "Maximum Revolving Amount" means, as of any date of determination, the result of (a) the Maximum Amount, minus (b) the then outstanding aggregate principal balance of the Term Loans.

     "Meijer" means Meijer, Inc.

     "Multiemployer  Plan" means a "multiemployer  plan",  within the meaning of
Section 4001(a)(3) of ERISA, to which any Borrower or any ERISA Affiliate makes, is making, or is obligated to make contributions or, during the preceding three calendar years, has made, or been obligated to make, contributions.

     "Negotiable Collateral" means all of Borrowers' present and future letters of credit, notes, drafts, instruments, investment property, security entitlements, securities (including the shares of stock of Subsidiaries of Borrowers), documents, personal property leases (wherein any Borrower is the lessor), chattel paper, and Books and Records relating to any of the foregoing.

     "Net Income" means, with respect to any Person on a consolidated basis for any period, its net income (or deficit) determined in accordance with GAAP. Unless the context clearly provides otherwise, any reference to Net Income in this Agreement shall be to the Net Income of Borrowers and their Subsidiaries on a consolidated basis.

     "Net Proceeds" means, as to any Disposition by a Person, proceeds in cash, checks or other cash equivalent financial instruments as and when received by such Person, net of: (a) the direct costs relating to such Disposition excluding amounts payable to such Person or any Affiliate of such Person, (b) income, sale, use or other transaction taxes paid or payable by such Person as a direct result thereof, and (c) amounts required to be applied to repay principal, interest and prepayment premiums and penalties on Indebtedness secured by a Lien on the asset which is the subject of such Disposition and (d) appropriate amounts to be set aside by such Person as a reserve, in accordance with GAAP, against any liabilities associated with such Disposition and retained by such Person after such Disposition, including without limitation pension and other post-employment benefit liabilities, liabilities related to environment matters and liabilities under any indemnification obligations associated with such Disposition.

     "Obligations" means all Loans, debts, principal, interest (including any interest that, but for the provisions of the Bankruptcy Code, would have accrued), contingent reimbursement obligations under any outstanding Letters of Credit, premiums (including Early Termination Premiums), liabilities (including all amounts charged to Borrowers' Loan Account pursuant hereto), obligations, fees, charges, costs, or Lender Expenses (including any fees or expenses that, but for the provisions of the Bankruptcy Code, would have accrued), lease payments, guaranties, covenants, and duties owing by Borrowers to Lender of any kind and description (whether pursuant to or evidenced by the Loan Documents or pursuant to any other agreement between Lender and Borrowers, and irrespective of whether for the payment of money), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including any debt, liability, or obligation owing from Borrowers to others that Lender may have obtained by assignment or otherwise, and further including all interest not paid when due and all Lender Expenses that Borrowers are required to pay or reimburse by the Loan Documents, by law, or otherwise.

     "Orders" means the Interim Order and the Final Order.

     "Overadvance" has the meaning set forth in Section 2.5.

     "Parent" has the meaning set forth in the second recital paragraph hereof.

     "Participant" means any Person to which Lender has sold a participation interest in its rights under the Loan Documents.

     "PBGC" means the Pension Benefit Guaranty Corporation, or any Governmental Authority succeeding to any of its principal functions under ERISA.

     "Pension Plan" means a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA which any Borrower sponsors, maintains, or to which it makes, is making, or is obligated to make contributions, or in the case of a multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding five (5) plan years.

     "Permitted Liens" has the meaning set forth in Section 7.1.

     "Permitted Protest" means the right of any Borrower to protest any Lien other than any such Lien that secures the Obligations, pro-vided that (a) a reserve with respect to such obligation is established on the books of such Borrower in an amount that is reasonably satisfactory to Lender in its reasonable credit judgment, (b) any such protest is instituted and diligently prosecuted by such Borrower in good faith, and (c) Lender is satisfied that, while any such protest is pending, there will be no impairment of the enforceability, validity, or priority of any of the Liens of Lender in and to the Collateral.

     "Person"  means  and  includes  natural  persons,   corporations,   limited
liability companies, limited partnerships, general partnerships, limited liability partnerships, joint ventures, trusts, land trusts, business trusts, or other organizations, irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof.

     "Plan" means an employee benefit plan (as defined in Section 3(3) of ERISA) which any Borrower sponsors or maintains or to which any Borrower makes, is making, or is obligated to make contributions and includes any Pension Plan.

     "Pledge Agreement" means that certain Debtor-in-Possession Pledge Agreement of even date herewith among Borrowers, the Administrative Agent and Lender, in form and substance satisfactory to Lender, together with any supplement thereto executed and delivered after the date hereof between Borrowers and Lender.

     "Pledged Collateral" has the meaning specified in the Pledge Agreement.

     "Pre-Petition Lenders" has the meaning set forth in the second recital to this Agreement.

     "Pre-Relief Date Loan Agreement" has the meaning set forth in the second recital paragraph hereto.

     "Pre-Relief Date Obligations" means all indebtedness, obligations and liabilities of the Borrowers to the Pre-Petition Lenders incurred prior to the Relief Date arising from or related to the Pre-Relief Date Loan Agreement or the "Loan Documents" as defined therein, plus interest thereon accruing both before and after the Relief Date, whether such indebtedness, obligations or liabilities are direct or indirect, joint or several, absolute or contingent, due or to become due, whether for payment or performance, now existing or hereafter arising.

     "Purchase Money Indebtedness" means any Indebtedness of any Borrower incurred for the purpose of financing all or any part of the purchase price or the cost of installation, construction or improvement of any property.

     "Qualified Proceeds" means any of the following or any combination of the following: (i) cash, (ii) cash equivalents, (iii) assets that are used or usable in the business of any Borrower as existing on the Closing Date or a business reasonably related or complimentary thereto and (iv) capital stock of any Person engaged primarily in the business of any Borrower as existing on the Closing Date or a business reasonably related or complimentary thereto so long as, in connection with the receipt by any Borrower of such capital stock, such Person is merged with or into or transfers or conveys substantially all or all of its assets to, or is liquidated into, any Borrower.

     "Real   Property"   means  any  estates  or  interests  in  real  property,
specifically including, without limitation, all leaseholds and other such real property interests, now owned or hereafter acquired by Borrowers.

     "Real Property Collateral" means any parcel or parcels of real property and the related improvements thereto owned by Borrowers, and all leaseholds now or hereafter occupied by any Borrwer, and any Real Property hereafter acquired by Borrowers.

     "Reference Rate" means the variable rate of interest, per annum, most recently announced by Wells Fargo Bank, National Association, or any successor thereto, as its "base rate," irrespective of whether such announced rate is the best rate available from such financial institution.

     "Relief Date" has the meaning set forth in the first recital paragraph hereto.

     "Requirement of Law" means, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

     "Reserve Percentage" means and refers to, as of the date of determination thereof; the maximum percentage (rounded upward, if necessary to the nearest 1/100th of one percent (1%)), as determined by Lender (or its Affiliates) in accordance with its (or their ) usual procedures (which determination shall be conclusive in the absence of manifest error), that is in effect on such date as prescribed by the Federal Reserve Board for determining the reserve requirements (including supplemental, marginal, and emergency reserve requirements) with respect to eurocurrency funding (currently referred to as "eurocurrency liabilities") by Lender or its Affiliates.

     "Responsible Officer" means the chief executive officer, the chief financial officer or the president of Parent, or any other officer having substantially the same authority and responsibility; or, with respect to compliance with financial covenants, the chief financial officer, the controller or the treasurer of Parent, or any other officer having substantially the same authority and responsibility.

     "Restricted Payments" has the meaning set forth in Section 7.10.

     "Retail  Store  Accounts"  means those bank  accounts set forth on Schedule
6.14 other than the Lockbox Account or the Concentration Accounts.

     "Revolving Facility Usage" means, as of any date of determination, the aggregate amount of Advances and undrawn or unreimbursed Letters of Credit outstanding.

     "Sam's Club" means Sam's Club, a division of Wal-Mart.

     "SEC" means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

     "Senior Claims" means (a) those pre-Relief Date claims or liens set forth on Schedule S-1 attached hereto, if any, that have priority over, or are pari passu with, the claims and Liens of Lender, to the extent allowed by the Bankruptcy Court and (b) all Permitted Liens (other than Liens permitted under paragraphs (c), (d) and (g) of Section 7.1).

     "Senior Notes" means those certain senior unsecured notes due 2005 issued by Parent pursuant to the Indenture.

     "Solvent" means, as to any Person at any time, that (a) the fair value of the property of such Person is greater than the amount of such Person's liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(31) of the Bankruptcy Code; (b) the present fair saleable value of the property of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person is able to realize upon its property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business; (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital.

     "Sub-Concentration Accounts" means those bank accounts of Parent at the Concentration Account Bank set forth on Schedule S-2.

     "Subsidiary"of a Person means any corporation, association, partnership, limited liability company, joint venture or other business entity of which more than fifty percent (50%) of the voting stock, membership interests or other equity interests (in the case of Persons other than corporations), is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof. Unless the context otherwise clearly requires, references herein to a "Subsidiary" refer to a Subsidiary of a Borrower.

     "Surety Instruments" means all letters of credit (including standby and commercial), banker's acceptances, bank guaranties, shipside bonds, surety bonds and similar instruments.

     "Term A Rate" has the meaning set forth in Section 2.6(a)(iii).

     "Term B Rate" has the meaning set forth in Section 2.6(a)(iv).

     "Term Loan A" has the meaning set forth in Section 2.3(a).

     "Term Loan B" has the meaning set forth in Section 2.3(b).

     "Term Loans" means, collectively, Term Loan A and Term Loan B.

     "Termination Date" has the meaning set forth in Section 3.4.

     "Trademark License" means any oral or written agreement now or hereafter in existence granting to any Borrower any right to use any trademark, as the same may be amended and in effect from time to time.

     "Trademarks" means collectively all of the following now owned or hereafter created or acquired by any Borrower: (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other business identifiers, prints and labels on which any of the foregoing have appeared or appear, all registrations and recordings thereof, and all applications in connection therewith including, without limitation, those listed in the schedules to the Trademark Security Agreement;
(b) all renewals thereof; (c) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing or with respect to any of the foregoing including, without limitation, damages and payments for past, present and future infringements of any of the foregoing; (d) the right to sue for past, present and future infringements of any of the foregoing; (e) all rights corresponding to any of the foregoing throughout the world; and (f) all goodwill associated with and symbolized by any of the foregoing.

     "Trademark Security Agreement" means the trademark security agreement executed and delivered, if applicable, by Parent, Frame-n-Lens Optical, Inc. and New West Eyeworks, Inc., to Lender as the same may be amended and in effect from time to time.

     "Unfunded Pension Liability" means the excess of a Plan's benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Plan's assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the IRC for the applicable plan year.

     "Voidable Transfer" has the meaning set forth in Section 15.8.

     "Wachovia Swap Obligations" has the meaning set forth in Section 7.5(e).

     "Wal-Mart" means Wal-Mart Stores, Inc., a Delaware corporation.

     "Wal-Mart Master Lease Agreement" means that certain Vision Center Master License Agreement dated as of June 16, 1994, by and between Wal-Mart and Parent, and all Addenda and Attachments thereto.

1.2 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. When used herein, the term "financial statements" shall include the notes and schedules thereto. Whenever the term "Borrowers" is used in respect of a financial covenant or a related definition, it shall be understood to mean Borrowers on a consolidated basis with Subsidiaries unless the context clearly requires otherwise.

1.3 Code. Any terms used in this Agreement that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein.

1.4 Construction. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. An Event of Default shall "exist", "continue" or be "continuing" until such Event of Default has been waived in writing by Lender. Section, subsection, clause, schedule, and exhibit references are to this Agreement unless otherwise specified. Any reference in this Agreement or in the Loan Documents to this Agreement or any of the Loan Documents shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, and supplements, thereto and thereof, as applicable.

1.5 Schedules and Exhibits. All of the schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference.

2.   LOAN AND TERMS OF PAYMENT.

2.1  Revolving Advances.

     (a) Subject to the terms and conditions of this Agreement, Lender agrees to make advances ("Advances") to Borrowers in an aggregate amount outstanding not to exceed at any one time the lesser of (i) the Maximum Revolving Amount less the aggregate outstanding balance of all undrawn or unreimbursed Letters of Credit, (ii) the Borrowing Base less the aggregate outstanding balance of all undrawn or unreimbursed Letters of Credit. For purposes of this Agreement, "Borrowing Base", as of any date of determination, shall mean the result of:

          (I) the lowest of:

          (v)  seventy-five  percent  (75%) of EBITDA for the most recent twelve
     (12) month period for which financial statements have been provided to Lender pursuant to Section 6.1(c);

          (w) one hundred fifty percent (150%) of EBITDA for the most recent twelve (12) month period for which financial statements have been provided to Lender pursuant to Section 6.1(c), less the aggregate principal amount of the Term Loans then outstanding; and

          (x) the sum of:

               (A) the lowest of (i) $7,500,000, (ii) eighty-five percent (85%) of Eligible Accounts, less the amount, if any, of the Dilution Reserve, and (iii) an amount equal to one-sixth (1/6) of Collections of each Borrower with respect to Accounts for the immediately preceding sixty (60) day period, plus

               (B) the lowest of (i) $12,500,000, (ii) thirty percent (30%) of the Cost of Eligible Inventory, less the aggregate amount of the Inventory Reserves, and (iii) the GOB Rate of the Cost of Eligible Inventory as determined based on the most recent appraisals thereof less the aggregate amount of the Inventory Reserves; and

          (y) an amount equal to one-third (1/3) of Collections of each Borrower with respect to Accounts for the immediately preceding sixty (60) day period; and

          (z) an amount equal to two-thirds (2/3) of Collections of each Borrower with respect to Accounts for the immediately preceding sixty (60) day period, less the aggregate principal amount of the Term Loans then outstanding, minus,

          (II) (without duplication) the aggregate amount of reserves, if any, established by Lender under Section 2.1(b), Section 2.1(c) and Article 10 hereof.

     (b) Anything to the contrary in this Section notwithstanding, Lender shall have the right to establish reasonable reserves against the Borrowing Base or adjust the standards of eligibility in such amounts as Lender, in its reasonable judgment -(from the perspective of an asset-based lender) shall deem necessary or appropriate, including (x) reserves on account of (i) sums that Borrowers are required to pay (such as taxes, assessments, insurance premiums, or, in the case of leased assets, rents or other amounts payable under such leases other than leases or other executory contracts with respect to which the Borrowers intend to file a motion to reject under section 365 of the Bankruptcy Code) and has failed to pay under any Section of this Agreement or any other Loan Document,
(ii) without duplication of the foregoing, amounts owing by any Borrower to any Person to the extent secured by a Lien on, or trust over, any of the Collateral, which Lien or trust, in the reasonable determination of Lender (from the perspective of an asset-based lender), would be likely to have a priority superior to the Liens of Lender (such as landlord liens, ad valorem taxes, or sales taxes where given priority under applicable law) in and to such item of Collateral, (y) reserves to the extent that the final audit and appraisal referenced in Section 3.3(c) received by Foothill after the Closing Date reveal any material negative variances from the preliminary results of such reports delivered to Lender prior to the Closing Date, and (z) a reserve for the Carve-Out Expenses in the Carve-Out Amount, for anticipated statutorily mandated fees payable to the United States Trustee in respect of the Case pursuant to 28 U.S.C. ss. 1930, and for any fees payable to the clerk of the Court in the Case.

     (c) Lender shall have no obligation to make Advances hereunder to the extent they would cause the outstanding Obligations to exceed the Maximum Revolving Amount.

     (d) Amounts borrowed pursuant to this Section 2.1 may be repaid and, subject to the terms and conditions of this Agreement, reborrowed at any time during the term of this Agreement. The principal amount of all Advances shall be repaid in full on the date this Agreement is terminated.

2.2  Letters of Credit.

     (a) Subject to the terms and conditions of this Agreement, Lender agrees to issue letters of credit for the account of Borrowers (each, an "L/C") or to issue guarantees of payment (each such guaranty, an "L/C Guaranty") with respect to letters of credit issued by an issuing bank for the account of Borrowers. Lender shall have no obligation to issue a Letter of Credit if any of the following would result:

          (i) The aggregate amount of all types of undrawn and unreimbursed Letters of Credit would exceed the Borrowing Base less the amount of outstanding Advances less the aggregate amount of Inventory Reserves and reserves established under Section 2.1(b) and Section 2.1(c); or

          (ii) the aggregate amount of all undrawn or unreimbursed Letters of Credit would exceed the lower of: (x) the Maximum Revolving Amount less the amount of outstanding Advances less the aggregate amount of Inventory Reserves and reserves established under Section 2.1(b), Section 2.1(c) and
     Article 10 hereof; or (y) $4,000,000; or

          (iii) the outstanding Obligations would exceed the Maximum Amount.

     Borrowers expressly understand and agree that Lender shall have no obligation to arrange for the issuance by issuing banks of the letters of credit that are to be the subject of L/C Guaranties. Borrowers and Lender acknowledge and agree that certain of the letters of credit that are to be the subject of L/C Guaranties may be outstanding on the Closing Date. Each Letter of Credit shall have an expiry date no later than sixty (60) days prior to the date on which this Agreement is scheduled to terminate under Section 3.4 (without regard to any potential renewal term) and all such Letters of Credit shall be in form and substance acceptable to Lender in its sole discretion. If Lender is obligated to advance funds under a Letter of Credit, Borrowers immediately shall reimburse such amount to Lender and, in the absence of such reimbursement, the amount so advanced immediately and automatically shall be deemed to be an Advance hereunder and, thereafter, shall bear interest at the rate then applicable to Advances under Section 2.6.

     (b) Borrowers hereby agree to indemnify, save, defend, and hold Lender harmless from any loss, cost, expense, or liability, including payments made by Lender, expenses, and actual and reasonable attorneys' fees incurred by Lender arising out of or in connection with any Letter of Credit, except to the extent arising from Lender's own gross negligence or wilful misconduct. Borrowers agree to be bound by the issuing bank's regulations and interpretations of any Letters of Credit guaranteed by Lender and opened to or for Borrowers' account or by

Lender's interpretations of any L/C issued by Lender to or for Borrowers' account, even though this interpretation may be different from Borrowers' own, and Borrowers understand and agree that Lender shall not be liable for any error, negligence, or mistake, whether of omission or commission, in following Borrowers instructions or those contained in the Letter of Credit or any modifications, amendments, or supplements thereto. Borrowers understand that the L/C Guaranties may require Lender to indemnify the issuing bank for certain costs or liabilities arising out of claims by Borrowers against such issuing bank. Borrowers hereby agree to indemnify, save, defend, and hold Lender harmless with respect to any loss, cost, expense (including, without limitation, actual and reasonable attorneys' fees), or liability incurred by Lender under any L/C Guaranty as a result of Lender's indemnification of any such issuing bank, except to the extent arising from Lender's own gross negligence or wilful misconduct.

     (c) Borrowers hereby authorize and direct any bank that issues a letter of credit guaranteed by Lender to deliver to Lender all instruments, documents, and other writings and property received by the issuing bank pursuant to such letter of credit, and to accept and rely upon Lender's instructions and agreements with respect to all matters arising in connection with such letter of credit and the related application. Borrowers may or may not be the "applicant" or "account party" with respect to such letter of credit.

     (d) Any and all charges, commissions, fees, and costs incurred by Lender relating to the letters of credit guaranteed by Lender shall be considered Lender Expenses for purposes of this Agreement and shall be reimbursable by Borrowers to Lender on demand.

     (e) Immediately upon the termination of this Agreement, Borrowers agree to either (i) provide cash collateral to be held by Lender in an amount equal to one hundred five percent (105%) of the maximum amount of Lender's obligations under outstanding Letters of Credit, or (ii) cause to be delivered to Lender releases of all of Lender's obligations under outstanding Letters of Credit. Such cash collateral shall be returned to Borrowers when there are no longer any Letters of Credit outstanding, all Obligations have been paid in full in cash and this Agreement has been terminated. At Lender's discretion, any proceeds of Collateral received by Lender after the occurrence and during the continuation of an Event of Default may be held as the cash collateral required by this
Section 2.2(e).

     (f) If by reason of (i) any change in any applicable law, treaty, rule, or regulation or any change in the interpretation or application by any governmental authority of any such applicable law, treaty, rule, or regulation, or (ii) compliance by the issuing bank or Lender with any direction, request, or requirement (irrespective of whether having the force of law) of any governmental authority or monetary authority including, without limitation, Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect (and any successor thereto):

          (A) any reserve, deposit, or similar requirement is or shall be imposed or modified in respect of any Letters of Credit issued hereunder, or

          (B) there shall be imposed on the issuing bank or Lender any other condition regarding any letter of credit, or Letter of Credit, as applicable, issued pursuant hereto;

and the result of the foregoing is to increase, directly or indirectly, the cost to the issuing bank or Lender of issuing, making, guaranteeing, or maintaining any letter of credit, or Letter of Credit, as applicable, or to reduce the amount receivable in respect thereof by such issuing bank or Lender, then, and in any such case, Lender may, at any time within a reasonable period after the additional cost is incurred or the amount received is reduced, notify Borrowers, and Borrowers shall pay on demand such amounts as the issuing bank or Lender may specify to be necessary to compensate the issuing bank or Lender for such additional cost or reduced receipt, together with interest on such amount from the date of such demand until payment in full thereof at the rate set forth in
Section 2.6(a)(i) or (c)(i), as applicable. The determination by the issuing bank or Lender, as the case may be, of any amount due pursuant to this Section 2.2(f), as set forth in a certificate setting forth the calculation thereof in reasonable detail, shall, in the absence of manifest or demonstrable error, be final and conclusive and binding on all of the parties hereto.

2.3  Term Loan.

     (a) Term Loan A. Subject to the terms and conditions of this Agreement, Lender has agreed to make a Term Loan on the Final Order Entry Date (the "Term Loan A") to Borrowers in the original principal amount of $2,500,000. The outstanding unpaid principal balance and all accrued and unpaid interest under the Term Loan A shall be due and payable on the earlier of (x) the Maturity Date and (y) the termination of this Agreement, whether by its terms, by prepayment, by acceleration, or otherwise. All amounts outstanding under the Term Loan A shall constitute Obligations. Notwithstanding anything otherwise contained in this Agreement, Lender shall not make any Term Loans to Borrowers until the Final Order Entry Date.

     (b) Term Loan B. Subject to the terms and conditions of this Agreement, Lender has agreed to make a Term Loan on the Final Order Entry Date (the "Term Loan B") to Borrowers in the original principal amount of $10,000,000. The outstanding unpaid principal balance and all accrued and unpaid interest under the Term Loan B shall be due and payable on the earlier of (x) the Maturity Date and (y) the termination of this Agreement, whether by its terms, by prepayment, by acceleration, or otherwise. All amounts outstanding under the Term Loan B shall constitute Obligations. Notwithstanding anything otherwise contained in this Agreement, Lender shall not make any Term Loans to Borrowers until the Final Order Entry Date.

     (c) Prepayments. The unpaid principal balance of the Term Loans may be voluntarily prepaid by Borrowers in whole or in part without penalty or premium at any time during the term of this Agreement so long as (i) at the time of such prepayment no Default or Event of Default then exists or would be caused thereby, and (ii) immediately before and after giving effect to such prepayment, Availability (less a reasonable reserve for past due accounts payable) shall be not less than $2,000,000. All prepayments of the Term Loans shall be in an amount not less than $500,000. Notwithstanding anything to the contrary contained herein, so long as no Default or Event of Default then exists, all prepayments of the Term Loans shall be applied pro rata between the Term Loan A and the Term Loan B.

2.4  [Intentionally Omitted].

2.5  Overadvances.

     Lender may, in its sole discretion, make Advances hereunder in excess of the amount set forth in Section 2.1 hereof. If, at any time or for any reason, the amount of Obligations owed by Borrowers to Lender pursuant to Sections 2.1 and 2.2 is greater than the applicable Dollar or percentage limitations set forth in Sections 2.1 or 2.2 (an "Overadvance"), Borrowers immediately shall pay to Lender on demand, in cash, the amount of such excess to be used by Lender first, to repay Advances outstanding under Section 2.1 and, thereafter, to be held by Lender as cash collateral to secure Borrowers' obligation to repay Lender for all amounts paid pursuant to Letters of Credit.

2.6 Interest and Letter of Credit Fees: Rates, Payments, and Calculations; Promise to Pay.

     (a) Interest Rate. Except as provided in clause (b) below, (i) all Advances which are Eurodollar Rate Advances shall bear interest on the Daily Balance thereof at a per annum rate of three and one-quarter percentage points (3.25%) above the Adjusted Eurodollar Rate, (ii) all Advances which are Reference Rate Advances shall bear interest on the Daily Balance thereof at a per annum rate of two percent (2.00%) above the Reference Rate, (iii) the Term Loan A shall bear interest on the Daily Balance thereof at a per annum rate of fifteen percent (15.00%) (the "Term A Rate"); and (iv) the Term Loan B shall bear interest on the Daily Balance thereof at a per annum rate of fifteen percent (15.00%) (the "Term B Rate").

     (b) Letter of Credit Fee. Borrowers shall pay Lender a fee (in addition to the charges, commissions, fees, and costs set forth in Section 2.2(d)) equal to one and one-half percent (1.50%) per annum times the aggregate undrawn amount of all Letters of Credit that were outstanding during the immediately preceding month.

     (c) Default Rate. Upon the occurrence and during the continuation of an Event of Default, (i) all Obligations (except for undrawn Letters of Credit and the Term Loan) shall bear interest on the Daily Balance thereof at a per annum rate equal to four percentage points (4.00%) percentage points above the Reference Rate, (ii) the Term Loan A shall bear interest on the Daily Balance thereof at a per annum rate equal to two percentage points (2.00%) above the Term A Rate, (iii) the Term Loan B shall bear interest on the Daily Balance thereof at a per annum rate equal to two percentage points (2.00%) above the Term B Rate, and (iv) the Letter of Credit fee provided in Section 2.6(b) shall be increased to three and one-half percent (3.50%) per annum times the amount of the undrawn Letters of Credit that were outstanding during the immediately preceding month.

     (d) [Intentionally Omitted].

     (e) Payments. Interest and Letter of Credit fees payable hereunder shall be due and payable, in arrears, on the first day of each month during the term hereof. Borrowers hereby authorize Lender, at its option, without prior notice to Borrowers, to charge such interest and Letter of Credit fees, all Lender Expenses (as and when incurred), the charges, commissions, fees, and costs provided for in Section 2.2(d) (as and when accrued or incurred), the fees and charges provided for in Section 2.11 (as and when accrued or incurred), and all installments or other payments due under the Term Loans or any Loan Document to Borrowers' Loan Account, which amounts thereafter shall accrue interest at the rate then applicable to Advances hereunder.

     (f) Computation. The Reference Rate as of the date of this Agreement is nine percent (9.0%) per annum. In the event the Reference Rate is changed from time to time hereafter, the applicable rate of interest hereunder automatically and immediately shall be increased or decreased by an amount equal to such change in the Reference Rate. All interest and fees chargeable under the Loan Documents shall be computed on the basis of a three hundred sixty (360) day year for the actual number of days elapsed.

     (g) Intent to Limit Charges to Maximum Lawful Rate. Borrowers and Lender hereby agree and stipulate that the only charges imposed upon Borrowers for the use of money in connection with this Agreement are and shall be the specific interest and fees described in this Article 2 and in any other Loan Document. Notwithstanding the foregoing, Borrowers and Lender further agree and stipulate that all agency fees, syndication fees, facility fees, underwriting fees, default charges, late charges, funding or "breakage" charges, increased cost charges, the Early Termination Premium, "float" or "clearance" charges, attorneys' fees and reimbursement for costs and expenses paid by Lender to third parties or for damages incurred by Lender are charges to compensate Lender for underwriting and administrative services and costs or losses performed or incurred, and to be performed and incurred, by Lender in connection with this Agreement and the other Loan Documents and shall under no circumstances be deemed to be charges for the use of money pursuant to Official Code of Georgia Annotated Sections 7-4-2 and 7-4-18. In no event shall the amount of interest and other charges for the use of money payable under this Agreement exceed the maximum amounts permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable. Borrowers and Lender, in executing and delivering this Agreement, intend legally to agree upon the rate or rates of interest and other charges for the use of money and manner of payment stated within it; provided, however, that, anything contained herein to the contrary notwithstanding, if the amount of such interest and other charges for the use of money or manner of payment exceeds the maximum amount allowable under applicable law, then, ipso facto as of the date of this Agreement, Borrowers are and shall be liable only for the payment of such maximum as allowed by law, and payment received from Borrowers in excess of such legal maximum, whenever received, shall be applied to reduce the principal balance of the Obligations to the extent of such excess.

     (h) Promise to Pay. Borrowers hereby promise to pay in full to Lender the amount of all Obligations, including the principal amount of all Advances, together with accrued interest, fees and other amounts due thereon, all in accordance with the terms of this Agreement.

2.7  Collection of Accounts.

     (a) Collections. To the extent not already done prior to the Relief Date, Borrowers shall have (but in no event later than April 30, 2000) instructed all Account Debtors (other than retail customers and optometrists) with respect to the Accounts, General Intangibles and Negotiable Collateral of Borrowers to remit, on each Business Day, all Collections in respect thereof directly to the Lockbox or to a Concentration Account via electronic funds transfer (including, but not limited to ACH transfers). From and after the Closing Date, Borrowers shall cause all Collections and other amounts received by any Borrower at any retail store location to be deposited on a daily basis into a Retail Store Account or a Concentration Account. In addition, Borrowers agree that all other Collections and other amounts received directly by any Borrower from any Account Debtor or any other source immediately upon receipt shall be deposited into a Concentration Account. Borrowers shall cause all funds in excess of $500 on deposit in each Retail Store Account to be sent by electronic funds transfer
(including, but not limited to, ACH transfers) on each Business Day to a Concentration Account.

     (b) Lockbox and Concentration Accounts. With respect to each Lockbox, Parent, Lender and the applicable Lockbox Bank shall have entered into a Lockbox Agreement, which among other things shall provide (i) for the opening or maintenance of a Lockbox Account at such Lockbox Bank into which all Collections received in such Lockbox shall be deposited on a daily basis and (ii) that all cash deposited into such Lockbox Account shall be sent by electronic funds transfer (including, but not limited to ACH transfers) on each Business Day to the Master Concentration Account. With respect to the Sub-Concentration Accounts, Parent, Lender and First Union shall have entered into a Concentration Account Agreement, which among other things shall provide that all cash deposited into each Sub-Concentration Account shall be sent by electronic funds transfer (including, but not limited to ACH transfers) on each Business Day to the Master Concentration Account. Upon the terms and subject to the conditions set forth in the Concentration Account Agreement with respect to the Master

Concentration Account, all amounts received in the Master Concentration Account shall be wired each Business Day into an account (the "Lender Account") maintained by Lender at a depository selected by Lender.

     (c) Retail Store Accounts. Borrowers shall, with respect to each Retail Store Account, have delivered to Lender either (i) a Blocked Account Agreement with respect to such Retail Store Account or (ii) evidence that Borrowers have provided to the bank at which such Retail Store Account is located notice in writing of Lender's security interest in such Retail Store Account and irrevocable directions in writing, in form and substance satisfactory to Lender, to send by electronic funds transfer (including, but not limited to, ACH transfers) on each Business Day to a Concentration Account all funds in excess of $500 on deposit in such Retail Store Account and that each bank has agreed to do so. Notwithstanding the foregoing, promptly upon the request of Lender, Borrowers shall deliver a Blocked Account Agreement to Lender with respect to any Retail Store Account identified by Lender (which shall include, without limitation, each Retail Store Account with Wells Fargo Bank, National Association). Each Blocked Account Agreement shall provide, among other things, that all cash in excess of $500 deposited into the Retail Store Accounts covered thereby shall be sent by electronic funds transfer (including, but not limited to ACH transfers) on each Business Day to a Concentration Account.

     (d) Miscellaneous. No Lockbox Agreement, Concentration Account Agreement, Blocked Account Agreement or other arrangement contemplated in this Section 2.7 shall be modified by any Borrower without the prior written consent of Lender.

2.8  Crediting Payments; Application of Collections.

     The receipt of any Collections by Lender (whether from transfers to Lender by the Concentration Account Bank pursuant to the Concentration Account Agreement or otherwise) immediately shall be applied provisionally to reduce the Obligations herein and any unpaid Advances under the Pre-Relief Date Loan Agreement in the order as determined by Lender, in its sole discretion, but shall not be considered a payment on account unless such Collection item is a wire transfer of immediately available federal funds and is made to the Lender Account or unless and until such Collection item is honored when presented for payment. From and after the Closing Date, Lender shall be entitled to charge Borrowers for two (2) Business Days of 'clearance' or 'float' at the rate set forth in Section 2.6(a)(i), Section 2.6(a)(ii) or Section 2.6(c)(i), as applicable, on all Collections that are received by Lender (regardless of whether forwarded by the Concentration Account Bank to Lender, whether provisionally applied to reduce the Obligations under Section 2.1, or otherwise). This across-the-board two (2) Business Day clearance or float charge on all Collections is acknowledged by the parties to constitute an integral aspect of the pricing of Lender's financing of Borrowers, and shall apply irrespective of the characterization of whether receipts are owned by Borrowers or Lender, and whether or not there are any outstanding Advances, the effect of such clearance or float charge being the equivalent of charging two (2) Business Days of interest on such Collections. Should any Collection item not be honored when presented for payment, then Borrowers shall be deemed not to have made such payment, and interest shall be recalculated accordingly. Notwithstanding anything herein which may be construed to the contrary, no Collections will be remitted to Borrowers unless and until such Collections are fully collected. Anything to the contrary contained herein notwithstanding, any Collection item shall be deemed received by Lender only if it is received into the Lender Account on a Business Day on or before 2:00 p.m. (Eastern time). If any Collection item is received into the Lender Account on a non-Business Day or after 2:00 p.m. (Eastern time) on a Business Day, it shall be deemed to have been received by Lender as of the opening of business on the immediately following Business Day. Notwithstanding the foregoing, (i) any Collections or other amounts received by Lender prior to the occurrence of an Event of Default that are not directed to be applied to the Loans in any particular order by Borrowers or elsewhere in this Agreement shall be applied to the Obligations as Lender, in its sole discretion, shall determine, and (ii) any Collections or other amounts received by Lender after the occurrence of an Event of Default shall be applied to the Obligations as Lender, in its sole discretion, shall determine.

2.9  Designated Account.

     Lender is authorized to make the Advances, the Letters of Credit and the Term Loans under this Agreement based upon telephonic or other instructions received from anyone purporting to be an Authorized Person, or without instructions if pursuant to Section 2.6(e). Borrowers agree to establish and maintain the Designated Account with the Designated Account Bank for the purpose of receiving the proceeds of the Advances requested by Borrowers and made by Lender hereunder. Unless otherwise agreed by Lender and Borrowers, any Advance requested by Borrowers and made by Lender hereunder shall be made to the Designated Account. Each Borrower hereby designates Parent as its representative and agent on its behalf for the purposes of requesting Advances, giving instructions with respect to the disbursement of the proceeds of the Loans, selecting interest rate options, requesting Letters of Credit, giving and receiving all other notices and consents hereunder or under any of the other Loan Documents and taking all other actions (including in respect of compliance with covenants) on behalf of any Borrower under the Loan Documents. Borrower Representative hereby accepts such appointment. Lender may regard any notice or other communication pursuant to any Loan Document from Borrower Representative as a notice or communication from all Borrowers, and may give any notice or communication received or permitted to be such to any Borrower hereunder to Borrower Representative on behalf of such Borrower. Each Borrower agrees that each notice, election, representation and warranty, covenant, agreement and undertaking made on its behalf by Borrower Representative shall be deemed for all purposes to have been made by such Borrower and shall be binding upon and enforceable against such Borrower to the same extent as if the same had been made directly by such Borrower.

2.10 Maintenance of Loan Account; Statements of Obligations.

     Lender shall maintain an account on its books in the name of Borrowers (the "Loan Account") on which Borrowers will be charged with all Advances and the Term Loans made by Lender to Borrowers or for Borrowers' account, including, accrued interest, Lender Expenses, and any other payment Obligations of Borrowers. In accordance with Section 2.8, the Loan Account will be credited with all payments received by Lender from Borrowers or for Borrowers' account, including all amounts received in the Lender Account from the Concentration Account Bank. Lender shall render statements regarding the Loan Account to Borrowers, including principal, interest, fees, and including an itemization of all charges and expenses constituting Lender Expenses owing, and such statements shall be conclusively presumed to be correct and accurate and constitute an account stated between Borrowers and Lender unless, within forty-five (45) days after receipt thereof by Borrowers, Borrowers shall deliver to Lender written objection thereto describing the error or errors contained in any such statements.

2.11 Fees.

     (a) Fee Letter. Borrowers shall pay to Lender the fees, if any, set forth in the Fee Letter.

     (b) Unused Line Fee. On the first day of each month during the term of this Agreement, Borrowers shall pay to Lender, in arrears, an unused line fee in an amount equal to one-half of one percent (0.50%) per annum times the Average Unused Portion of the Maximum Revolving Amount.

     (c) Miscellaneous. The fees set forth above shall be fully earned when due and non-refundable when paid and, if applicable, computed on the basis of a three hundred sixty (360) day year for the actual number of days elapsed.

2.12 Eurodollar Rate Advances.

     Any other provisions herein to the contrary notwithstanding, the following provisions shall govern with respect to Eurodollar Rate Advances as to the matters covered:

     (a) Borrowing; Conversion; Continuation. Borrowers may from time to time, on or after the Closing Date, request in written or telephonic communication with Lender: (i) Advances to constitute Eurodollar Rate Advances; (ii) that Reference Rate Advances be converted into Eurodollar Rate Advances; or (iii) that existing Eurodollar Rate Advances continue for an additional Interest Period. Any such request shall specify the aggregate amount of the requested Eurodollar Rate Advances, the proposed funding date therefor (which shall be a Business Day, and with respect to continued Eurodollar Rate Advances shall be the last day of the Interest Period of the existing Eurodollar Rate Advances being continued), and the proposed Interest Period, in each case subject to the limitations set forth below. Eurodollar Rate Advances may only be made, continued, or extended if, as of the proposed funding date therefor each of the following conditions is satisfied:

          (v) no Event of Default exists;

          (w) no more than five (5) Eurodollar Rate Advances may be in effect at any one time;

          (x) the amount of each Eurodollar Rate Advance borrowed, converted, or continued must be in an amount not less than $1,000,000 and integral multiples of $500,000 in excess thereof;

          (y) Lender shall have determined that the Adjusted Eurodollar Rate is available to Lender and can be readily determined as of the date of the request for such Eurodollar Rate Advance by Borrowers; and

          (z) Lender shall have received such request at least three (3) Business Days prior to the proposed funding date therefor.

     Any request by Borrowers to borrow Eurodollar Rate Advances, to convert Reference Rate Advances to Eurodollar Rate Advances, or to continue any existing Eurodollar Rate Advances shall be irrevocable, except to the extent that Lender shall determine under Sections 2.12(a), 2.13 or 2.14 that such Eurodollar Rate Advances cannot be made or continued.

     (b) Determination of Interest Period. Eurodollar Rate Advances shall only be available for Interest Periods of thirty (30) days. The determination of Interest Periods shall be subject to the following provisions:

          (i) in the case of immediately successive Interest Periods, each successive Interest Period shall commence on the day on which the next preceding Interest Period expires;

          (ii) if any Interest Period would otherwise expire on a day which is not a Business Day, the Interest Period shall be extended to expire on the next succeeding Business Day; provided, however, that if the next succeeding Business Day occurs in the following calendar month, then such Interest Period shall end on the last Business Day of the calendar month at the end of such Interest Period;

          (iii) if any Interest Period begins on the last Business Day of a month or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, then the Interest Period shall end on the last Business Day of the calendar month at the end of such Interest Period; and

          (iv) Borrowers may not request a Eurodollar Rate Advance with an Interest Period which expires later than the applicable Renewal Date.

     (c) Automatic Conversion; Optional Conversion by Lender. Any Eurodollar Rate Advance shall automatically convert to a Reference Rate Advance upon (x) the occurrence of any Event of Default, or (y) the last day of the applicable Interest Period, unless Lender has received a request to continue such Eurodollar Rate Advance at least three (3) Business Days prior to the end of such Interest Period in accordance with the terms of Section 2.12 (a). Any Eurodollar Rate Advance shall, at Lender's option, upon notice to Borrowers, convert to a Reference Rate Advance in the event that (i) an Event of Default shall have occurred and be continuing as of the last day of the Interest Period for such Eurodollar Rate Advance, or (ii) this Agreement shall terminate, and Borrowers shall pay to Lender any amounts required by Section 2.15 as a result thereof.

2.13 Illegality.

     Any other provision herein to the contrary notwithstanding, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for Lender to make or maintain Eurodollar Rate Advances as contemplated by this Agreement, (a) the obligation of Lender hereunder to make Eurodollar Rate Advances, continue Eurodollar Rate Advances as such, and convert Reference Rate Advances to Eurodollar Rate Advances shall forthwith be suspended and (b) Lender's then outstanding Eurodollar Rate Advances, if any, shall be converted automatically to Reference Rate Advances on the respective last days of the then current Interest Periods with respect thereto or within such earlier period as required by law; provided, however, that before making any such demand, Lender agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions and so long as such efforts would not be disadvantageous to it, in its reasonable discretion, in any legal, economic, or regulatory manner) to designate a different lending office if the making of such a designation would allow Lender or its lending office to continue to perform its obligations to make Eurodollar Rate Advances. If any such conversion of a Eurodollar Rate Advance occurs on a day which is not the last day of the then current Interest Period with respect thereto, Borrowers shall pay to Lender such amounts, if any, as may be required pursuant to Section 2.15. If circumstances subsequently change so that Lender shall determine that it is no longer so affected, Lender will promptly notify Borrowers, and upon receipt of such notice, the obligations of Lender to make or continue Eurodollar Rate Advances or to convert Reference Rate Advances into Eurodollar Rate Advances shall be reinstated.

2.14 Requirements of Law.

     (a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

          (i) shall subject Lender to any tax, levy, charge, fee, reduction, or withholding of any kind whatsoever with respect to this Agreement or any Advance, or change the basis of taxation of payments to Lender in respect thereof (except for the establishment of a tax based on the net income of Lender or changes in the rate of tax on the net income of Lender);

          (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan, or similar requirement against assets held by, deposits or other liabilities in or for the account of, Eurodollar Rate Advances or other extensions of credit by, or any other acquisition of funds by, any office of Lender; or

          (iii) shall impose on Lender any other condition with respect to this Agreement or any Eurodollar Rate Advance;

and the result of any of the foregoing is to increase the cost to Lender of making, converting into, continuing, or maintaining Eurodollar Rate Advances or to reduce any amount receivable hereunder in respect of such Advances, or to forego any other sum payable thereunder or make any payment on account thereof, then, in any such case, Borrowers shall promptly pay Lender, upon its demand, any additional amounts necessary to compensate Lender for such increased cost or reduced amount receivable; provided, however, that before making any such demand, Lender agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions and so long as such efforts would not be disadvantageous to it, in its reasonable discretion, in any legal, economic, or regulatory manner) to designate a different Eurodollar lending office if the making of such designation would allow Lender or its Eurodollar lending office to continue to perform its obligations to make Eurodollar Rate Advances or to continue to fund or maintain Eurodollar Rate Advances and avoid the need for, or materially reduce the amount of, such increased cost. If Lender becomes entitled to claim any additional amounts pursuant to this Section 2.14, Lender shall notify Borrowers of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to this
Section 2.14 submitted by Lender to Borrowers shall be conclusive in the absence of manifest error. If Borrowers so notify Lender within five (5) Business Days after Lender notifies Borrowers of any increased cost pursuant to the foregoing provisions of this Section 2.14 and reimburses Lender for any cost in accordance with Section 2.15, Borrowers may convert all Eurodollar Rate Advances then outstanding into Reference Rate Advances in accordance with Section 2.12. This covenant shall survive the termination of this Agreement and the payment of the Obligations.

     (b) If Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by Lender or any Person controlling Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof does or shall have the effect of increasing the amount of capital required to be maintained or reducing the rate of return on Lender's or such Person's capital as a consequence of its obligations hereunder to a level below that which such Lender or such Person could have achieved but for such change or compliance (taking into consideration Lender's or such Person's policies with respect to capital adequacy) by an amount deemed by Lender to be material, then from time to time, after submission by Lender to Borrowers of a prompt written request therefor, Borrowers shall pay to Lender such additional amount or amounts as will compensate Lender or such Person for such reduction. This covenant shall survive the termination of this Agreement and the payment of the Obligations.

2.15 Indemnity.

     Borrowers agree to indemnify Lender and to hold Lender harmless from any loss or expense which Lender may sustain or incur as a consequence of (a) a default by Borrowers in payment when due of the principal amount of or interest on any Eurodollar Rate Advance, (b) a default by Borrowers in making a borrowing of, conversion into, or continuation of Eurodollar Rate Advances after Borrowers have given a notice requesting the same in accordance with the provisions of this Agreement, (c) a default by Borrowers in making any prepayment of any Eurodollar Rate Advance after Borrowers have given a notice thereof in accordance with the provisions of this Agreement, or (d) the making of a prepayment of Eurodollar Rate Advances on a day which is not the last day of an Interest Period with respect thereto (whether due to the termination of this Agreement upon an Event of Default or otherwise), including, in each case, any such loss or expenses arising from the reemployment of funds obtained by it or from fees payable to terminate the deposits from which such funds were obtained. Calculation of all amounts payable to Lender under this Section 2.15 shall be made as though Lender had actually funded the relevant Eurodollar Rate Advance through the purchase of a deposit bearing interest at the Eurodollar Rate in an amount equal to the amount of such Eurodollar Rate Advance and having a maturity comparable to the relevant Interest Period; provided, however, that Lender may fund each of the Eurodollar Rate Advances in a manner it sees fit, and the foregoing assumption shall be utilized only for the calculation of amounts payable under this Section 2.15. This covenant shall survive the termination of this Agreement and the payment of the Obligations.

2.16 Super-Priority Nature of Obligations.

     Each Borrower hereby agrees that all Obligations under the Loan Documents shall constitute administrative expenses of Borrower in the Chapter 11 Case with priority under Section 364(c)(1) of the Bankruptcy Code over any and all other administrative expenses of the kind specified in Sections 105, 326, 330, 331, 503, 507 and 726 of the Bankruptcy Code, and shall also have priority over any claims now existing or hereafter arising under Section 506(c) of the Bankruptcy Code, subject and subordinate only to the following (hereinafter referred to as the "Carve-Out Expenses"): fees and disbursements incurred on and after the Closing Date by professionals retained pursuant to Court order in the Chapter 11 Case pursuant to Section 327 or 1103 of the Bankruptcy Code by Borrowers or the Committee, and any statutorily mandated costs and fees of the United States Trustee with respect to the Chapter 11 Case, up to a maximum aggregate amount outstanding and unpaid not to exceed $750,000 (such dollar amount being referred to herein as the "Carve-Out Amount") (in addition to fees and expenses which may be paid on an interim basis) provided that the Carve-Out Expenses shall not include any other claims that are or may be senior to or pari passu with any of the Carve-Out Expenses. No other claim having a priority superior or pari passu to that granted to Lender by the Interim Order or the Final Order, as the case may be, shall be granted or approved while any Obligations under this Agreement remain outstanding. Anything to the contrary herein notwithstanding, neither the liens nor the superpriority claims granted herein shall apply to proceeds of bankruptcy avoidance actions.

3.   CONDITIONS; TERM OF AGREEMENT.

3.1 Conditions Precedent to the Initial Advance, Letter of Credit and the Term Loans.

     The obligation of Lender to make the initial Advance, to issue the initial Letter of Credit or to make the Term Loans is subject to the fulfillment, to the satisfaction of Lender and its counsel, of each of the following conditions on or before the Closing Date:

     (a) the Closing Date shall occur on or before April 7, 2000;

     (b) Lender shall have received each of the following documents, duly executed, and each such document shall be in full force and effect:

          a. the Lockbox Agreements, or the inclusion of such findings and decretal portions in and of the Interim Order as Lender, in its sole discretion, may deem equivalent to, and acceptable in lieu of, the execution and delivery of the above-referenced Lockbox Agreements;

          b. the Concentration Account Agreements, or the inclusion of such findings and decretal portions in and of the Interim Order as Lender, in its sole discretion, may deem equivalent to, and acceptable in lieu of, the execution and delivery of the above-referenced Concentration Account Agreements;

          c. the Disbursement Letter; and

          d. the Pledge Agreement; and

          e. the Trademark Security Agreement; and

          f. the Assignment of Notes; and

     (c) Lender shall have received a certificate of insurance, together with the endorsements thereto, as are required by Section 6.6, the form and substance of which shall be satisfactory to Lender and its counsel;

     (d) Lender shall have received duly executed certificates of title with respect to that portion of the Collateral that is subject to certificates of title;

     (e) Lender shall have received such Collateral Access Agreements from lessors, warehousemen, bailees and other third persons as Lender may require or the inclusion of such findings and decretal portions in and of the Interim Order as Lender, in its sole discretion, may deem equivalent to, and acceptable in lieu of, the execution and delivery of the above-referenced Collateral Access Agreements.

     (f) [intentionally omitted];

     (g) Lender shall have received the financial projections and Business Plan of Borrowers for the period ending December 31, 2000, in form and substance satisfactory to Lender in its sole discretion;

     (h) [intentionally omitted];

     (i) Lender shall have received evidence satisfactory to it that, after making the initial Advance hereunder on the Closing Date, Borrowers shall have on the Closing Date cash on hand or Excess Availability in an amount equal to or greater than $2,000,000;

     (j) the Interim Order, in form and substance satisfactory to Lender, approving the transactions contemplated hereby and granting a first priority perfected security interest in the Collateral subject only to Senior Claims shall have been entered by the Court and Lender shall have received a certified copy of such Interim Order;

     (k) the automatic stay shall have been modified to permit the creation and perfection of Lender's Liens and security interests and shall have been automatically vacated to permit enforcement of Lender's rights and remedies under the Loan Documents;

     (l) all other documents and legal matters in connection with the transactions contemplated by this Agreement shall have been delivered, executed, or recorded and shall be in form and substance satisfactory to Lender and its counsel; and

     (m) with respect to Lender's obligation to make the Term Loans, the Final Order approving in full the transactions contemplated hereby and granting a first priority, perfected security interest in the Collateral subject only to the Senior Claims, shall have been entered by the Court and Lender shall have received a certified copy of such Final Order.

3.2 Conditions Precedent to all Advances, all Letters of Credit and the Term Loans.

     The following shall be conditions precedent to all Advances, all Letters of Credit and the Term Loans hereunder:

     (a) the representations and warranties contained in this Agreement and the other Loan Documents shall be true and correct in all respects on and as of the date of such extension of credit, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date);

     (b) no Default or Event of Default shall have occurred and be continuing on the date of such extension of credit, nor shall either result from the making thereof;

     (c) no injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the extending of such credit shall have been issued and remain in force by any Governmental Authority against any Borrower, Lender, or any of their Affiliates;

     (d) Lender shall have a first priority perfected security interest in the Collateral, except for Senior Claims;

     (e) Borrowers shall be in compliance with Section 7.21 hereof; and

     (f) (1) on or prior to the date of such Advance or issuance of such Letter of Credit or funding of such Term Loan, the Interim Order or the Final Order, as the case may be, shall have been signed and entered by the Bankruptcy Court, and
(2) on or prior to the date of the funding of such Term Loans, the Final Order shall have been signed and entered by the Bankruptcy Court, and Lender shall have received a copy of the same and such order shall be in full force and effect and shall not have been reversed, stayed, modified or amended absent the express written joinder or consent of Lender, and unless Lender shall have expressly joined therein or expressly consented thereto in writing, there shall be no motion pending (i) to reverse, modify or amend the Final Order, (ii) to permit any administrative expense against any Borrower to have administrative priority equal to or superior to the priority of the Lender in respect of the Obligations or (iii) to grant or permit the grant of a Lien on any of the Collateral;

     (g) with respect to any Advance or issuance of any Letter of Credit or funding of a Term Loan to be made on or after the thirtieth (30th) day following the Entry Date, the Final Order shall be in full force and effect and shall not have been reversed, stayed, modified or amended absent the express written joinder or consent of Lender; and

     (h) the Borrowers shall have paid all fees, costs, expenses and taxes then payable by the Borrowers to the Lenders hereunder.

3.3  Condition Subsequent.

     As a condition subsequent to initial closing hereunder, Borrowers shall perform or cause to be performed the following (the failure by Borrowers to so perform or cause to be performed constituting an Event of Default):

     (a) Within thirty (30) days of the Closing Date, Borrowers shall deliver to Lender the certified copies of the policies of insurance, as are required by
Section 6.6, the form and substance of which shall be satisfactory to Lender and its counsel; provided, however, that copies of all endorsements to such insurance policies shall be delivered within thirty (30) days after the Closing Date.

     (b) Within thirty (30) days after the Closing Date, Lender shall have received appraisals of the Inventory satisfactory to Lender in its sole discretion.

     (c) [intentionally omitted]

     (d) On or before April 30, 2000, Borrowers will provide a reconciliation between the year end (December 31, 1999) perpetual inventory and the year end (December 31, 1999) general ledger.

     (e) Within forty-five (45) days of the Entry Date, the Final Order Entry Date shall have occurred and Borrowers shall have delivered to Lender a certified copy of such Final Order. .

     (f) Within fifteen (15) days of the Closing Date, Borrowers shall correct or supplement, as necessary, the Schedules to this Agreement as required in
Section 5.13(c).

3.4  Term.

     This Agreement shall become effective upon the execution and delivery hereof by Borrowers and Lender and shall continue in full force and effect for a term ending on the date that is the earlier of (a) the Maturity Date, (b) the sale of all or substantially all of Borrowers' assets, whether under Section 363 of the Bankruptcy Code, a plan of reorganization or otherwise, (c) the effective date of a confirmed plan or plans of reorganization of Borrowers, (d) the appointment of a trustee in any of Borrower's Chapter 11 Cases, (e) the conversion of any Borrower's of Chapter 11 Cases to a case under Chapter 7 of the Bankruptcy Code, (f) forty-five (45) days from the Entry Date if the Final Order shall not have been entered during such thirty-day period, and (g) the date of termination of this Agreement in accordance with its terms after the occurrence and during the continuation of an Event of Default (the earliest to occur of the foregoing being the "Termination Date"). The foregoing notwithstanding, Lender shall have the right to terminate its obligations under this Agreement immediately and without notice upon the occurrence and during the continuation of an Event of Default.

3.5  Effect of Termination.

     On the date of termination of this Agreement, all Obligations (including contingent reimbursement obligations of Borrowers with respect to any outstanding Letters of Credit) immediately shall become due and payable without notice or demand. No termination of this Agreement, however, shall relieve or discharge Borrowers of Borrower's duties, Obligations, or covenants hereunder, and Lender's continuing security interests in the Collateral shall remain in effect until all Obligations have been fully and finally discharged and Lender's obligation to provide additional credit hereunder is terminated.

3.6  Early Termination by Borrowers.

     Borrowers have the option, at any time upon ninety (90) days' prior written notice to Lender, to terminate this Agreement prior to the Maturity Date by paying to Lender, in cash, the Obligations (including an amount equal to one hundred five percent (105%) of the undrawn amount of the Letters of Credit), in full, together with a premium (the "Early Termination Premium") equal to the sum of (a) one percent (1.00%) of the Maximum Revolving Amount, and (b) one percent (1.00%) of the outstanding balance of the Term Loans, each as determined immediately prior to termination. If this Agreement is terminated prior to the Maturity Date (including without limitation upon any of the events described in Sections 3.4(b) through (f)), in view of the impracticability and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of Lender's lost profits as a result thereof, Borrowers shall pay to Lender upon the effective date of such termination, a premium in an amount equal to the Early Termination Premium. The Early Termination Premium shall be presumed to be the amount of damages sustained by Lender as the result of the early termination and Borrowers agree that it is reasonable under the circumstances currently existing. The Early Termination Premium provided for in this Section 3.7 shall be deemed included in the Obligations. Upon termination of this Agreement by Borrowers prior to the Maturity Date, or by its terms prior to or upon the Maturity Date as a result of Borrowers' reorganization, Lender shall have the right of first refusal to extend post-reorganization financing to Borrowers on equivalent terms to any valid competing offer in effect as of the date of confirmation of any plan of reorganization in the Case.

4.   CREATION OF SECURITY INTEREST.

4.1  Grant of Security Interest.

     Borrowers hereby grant to Lender a continuing security interest in all currently existing and hereafter acquired or arising Collateral in order to secure prompt repayment of any and all Obligations and in order to secure prompt performance by each Borrower of each of its covenants and duties under the Loan Documents. Lender's security interests in the Collateral shall attach to all Collateral without further act on the part of Lender or any Borrower. Anything contained in this Agreement or any other Loan Document to the contrary notwithstanding, except for the sale of Inventory to buyers in the ordinary course of business, Borrowers have no authority, express or implied, to dispose of any item or portion of the Collateral, and except for sales under section 363 of the Bankruptcy Code as approved by the Court and consented to by Lender.

4.2  Negotiable Collateral.

     In the event that any Collateral, including proceeds, is evidenced by or consists of Negotiable Collateral, Borrowers, immediately upon the request of Lender, shall endorse and deliver physical possession of such Negotiable Collateral to Lender.

4.3  Collection of Accounts, General Intangibles, and Negotiable Collateral.

     At any time when an Event of Default has occurred and is continuing, Lender or Lender's designee may (a) notify customers or Account Debtors of Borrowers that the Accounts, General Intangibles, or Negotiable Collateral have been assigned to Lender or that Lender has a security interest therein, and (b) collect the Accounts, General Intangibles, and Negotiable Collateral directly and charge the collection costs and expenses to the Loan Account. Each Borrower agrees that it will hold in trust for Lender, as Lender's trustee, any Collections that it receives and immediately will deliver said Collections to Lender in their original form as received by Borrowers.

4.4  Delivery of Additional Documentation Required.

     At any time upon the request of Lender, Borrowers shall execute and deliver to Lender all financing statements, continuation financing statements, fixture filings, security agreements, pledges, assignments, endorsements of certificates of title, applications for title, affidavits, reports, notices, schedules of accounts, letters of authority, and all other documents that Lender reasonably may request, in form satisfactory to Lender, to perfect and continue perfected Lender's security interests in the Collateral, and in order to fully consummate all of the transactions contemplated hereby and under the other the Loan Documents.

4.5  Power of Attorney.

     Each Borrower hereby irrevocably makes, constitutes, and appoints Lender (and any of Lender's officers, employees, or agents designated by Lender) as each Borrower's true and lawful attorney, with power to (a) if Borrower refuses to, or fails timely to execute and deliver any of the documents described in
Section 4.4, sign the name of such Borrower on any of the documents described in
Section 4.4, (b) at any time that an Event of Default has occurred and is continuing, sign such Borrower's name on any invoice or bill of lading relating to any Account, drafts against Account Debtors, schedules and assignments of Accounts, verifications of Accounts, and notices to Account Debtors, (c) send requests for verification of Accounts, (d) endorse such Borrower's name on any Collection item that may come into Lender's possession, (e) at any time that an Event of Default has occurred and is continuing, notify the post office authorities to change the address for delivery of such Borrower's mail to an address designated by Lender, to receive and open all mail addressed to such Borrower, and to retain all mail relating to the Collateral and forward all other mail to such Borrower, (f) at any time that an Event of Default has occurred and is continuing, make, settle, and adjust all claims under such

Borrower's policies of insurance and make all determinations and decisions with respect to such policies of insurance, and (g) at any time that an Event of Default has occurred and is continuing, settle and adjust disputes and claims respecting the Accounts directly with Account Debtors, for amounts and upon terms that Lender determines to be reasonable, and Lender may cause to be executed and delivered any documents and releases that Lender determines to be necessary. The appointment of Lender as each Borrower's attorney, and each and every one of Lender's rights and powers, being coupled with an interest, is irrevocable until all of the Obligations have been fully and finally repaid and performed and Lender's obligation to extend credit hereunder is terminated.

4.6  Right to Inspect.

     Lender (through any of its officers, employees, or agents) shall have the right, from time to time hereafter to inspect Borrowers' Books and Records and to check, test, and appraise the Collateral in order to verify Borrowers' financial condition or the amount, quality, value, condition of, or any other matter relating to, the Collateral. Lender, two times each calendar year, or more frequently as determined by Lender in its reasonable good faith judgment as being necessary, may obtain appraisal reports and updates in form and substance satisfactory to Lender.

4.7  Grants, Rights and Remedies.

     The Liens and security interests granted by each Borrower to Lender by and pursuant to Section 4.1 hereof and administrative priority granted by and pursuant to Section 2.16 hereof may be independently granted by the Loan Documents and by other Loan Documents hereafter entered into. This Agreement, the Interim Order, the Final Order and such other Loan Documents supplement each other, and the grants, priorities, rights and remedies of Lender hereunder and thereunder are cumulative.

4.8  No Filings Required.

     The Liens and security interests granted by each Borrower to Lender herein shall be deemed valid, binding, continuing, enforceable and fully-perfected first priority Liens on the Collateral by entry of the Interim Order and the Final Order, as the case may be. Lender shall not be required to file any financing statements, notice of Lien or similar instruments in any jurisdiction or filing office or to take any other action in order to validate or perfect the Liens and security interests granted by or pursuant to this Agreement, the Interim Order, the Final Order or any other Loan Document.

4.9  Survival.

     The Liens and security interests granted to Lender, the priority of such Liens and security interests, and the administrative priorities and other rights and remedies granted to Lender pursuant to this Agreement, the Interim Order, the Final Order and the other Loan Documents (specifically including but not limited to the existence, perfection and priority of the Liens and security interest provided herein and therein) and the administrative priority provided herein and therein shall not be modified, altered or impaired in any manner by any other financing or extension of credit or incurrence of debt by any Borrower (pursuant to Section 364 of the Bankruptcy Code or otherwise), or by any dismissal or conversion of the Chapter 11 Case, or by financing, extension, incurrence, dismissal, conversion, act or omission:

     (a) except for Carve-Out Expenses having a priority over the Obligations to the extent set forth in Section 2.16, no costs or expenses of administration which have been or may be incurred in the Chapter 11 Case or any conversion of the same or in any other proceedings related thereto, and no priority claims, are or will be prior to or on a parity with any claim of Lender against the Borrowers in respect of any Obligation;

     (b) the Liens and security interests granted by each Borrower to Lender by and pursuant to Section 4.1 hereof shall constitute valid, binding, continuing, enforceable and fully-perfected first priority Liens, subject only to Senior Claims, to which such Liens and security interests shall or may be subordinate and junior, and shall be prior to all other Liens and interests, now existing or hereafter arising, in favor of any other creditor or any other Person whatsoever; and

     (c) The Liens and security interests granted by each Borrower to Lender by and pursuant to Section 4.1 hereof shall continue to be valid, binding, continuing, enforceable and fully-perfected without the necessity for Lender to file any financing statements or to otherwise perfect such Liens and security interests under applicable non-bankruptcy law.

5.   REPRESENTATIONS AND WARRANTIES.

     In order to induce Lender to enter into this Agreement, Borrowers make the following representations and warranties which shall be true, correct, and complete in all respects as of the date hereof, and shall be true, correct, and complete in all respects as of the Closing Date, and at and as of the date of the making of each Advance, Letter of Credit or Term Loan made thereafter, as though made on and as of the date of such Advance, Letter of Credit or Term Loan (except to the extent that such representations and warranties relate solely to an earlier date) and such representations and warranties shall survive the execution and delivery of this Agreement:

5.1  Corporate Existence and Power.

     The Governing Documents of each Borrower delivered to Lender in connection with the Pre-Relief Date Loan Agreement have not been amended or modified since that delivery, and continue in full force and effect as of the date hereof. Further, each Borrower and each of its Subsidiaries:

     (a) is a corporation or limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization;

     (b) has the power and authority and all governmental licenses, authorizations, consents and approvals to own its assets, carry on its business and, as applicable, to execute, deliver, and perform its obligations under the Loan Documents;

     (c) is duly qualified as a foreign corporation or limited liability company and is licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or license and where the failure to be so qualified or licensed could reasonably be expected to have a Material Adverse Effect, including all jurisdictions in which it was so qualified as of the date of the Pre-Relief Date Loan Agreement; and

     (d) is in compliance in all material respects with all Requirements of Law;

5.2  Corporate Authorization; No Contravention.

     The execution, delivery and performance by each Borrower of this Agreement and each other Loan Document to which such Person is party, have been duly authorized by all necessary corporate action, and do not and will not:

     (a) contravene the terms of any of that Person's Governing Documents;

     (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any Contractual Obligation to which such Person is a party or any order, injunction, writ or decree of any Governmental Authority to which such Person or its property is subject; or

     (c) violate any Requirement of Law.

5.3  Governmental Authorization.

     Other than the entry of the Interim Order, no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any
Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Borrower of the Agreement or any other Loan Document.

5.4  Binding Effect.

     This Agreement and each other Loan Document to which each Borrower is a party constitute the legal, valid and binding obligations of Borrower to the extent it is a party thereto, enforceable against such Person in accordance with their respective terms, except as enforceability may be limited by equitable principles.

5.5  Litigation.

     Except for the Chapter 11 Case and claims to be asserted therein, and as specifically disclosed in Schedule 5.5, there are no actions, suits, proceedings, claims or disputes pending, or to the best knowledge of each Borrower, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, against each Borrower or its Subsidiaries or any of their respective properties, which, if determined adversely to any Borrower or any of its Subsidiaries, could reasonably be expected to have a Material Adverse Effect. None of the items disclosed on Schedule 5.5:

     (a) purport to affect this Agreement or any other Loan Document, or any of the transactions contemplated hereby or thereby; or

     (b) if determined adversely to any Borrower or any of its Subsidiaries, could reasonably be expected to have a Material Adverse Effect.

     No injunction, writ, temporary restraining order or any order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of this Agreement or any other Loan Document, or directing that the transactions provided for herein or therein not be consummated as herein or therein provided.

5.6  [Intentionally omitted.]

5.7  ERISA Compliance.

     (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the IRC and other federal or state law. Each Plan which is intended to qualify under Section 401(a) of the IRC has received a favorable determination letter from the IRS and, to the best knowledge of each Borrower, nothing has occurred which would cause the loss of such qualification. Each Borrower and each ERISA Affiliate has made all required contributions to any Plan subject to Section 412 of the IRC, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the IRC has been made with respect to any Plan;

     (b) There are no pending or, to the best knowledge of each Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect; and

     (c) (i) No ERISA  Event has  occurred or is  reasonably  expected to occur;
(ii) no Pension Plan has any Unfunded Pension Liability; (iii) neither any Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither any Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (v) neither any Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA, which in the case of any occurrence described in any of clauses (i) through (v) above has resulted in or could reasonably be expected to result in a liability of any Borrower and its Subsidiaries in excess of $250,000.

5.8  Use of Proceeds; Margin Regulations.

     The proceeds of the Loans are to be used solely for the purposes set forth in and permitted by Section 6.12 and not prohibited by Section 7.7. Neither any Borrower nor any Subsidiary is generally engaged in the business of purchasing or selling Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock.

5.9  Title to Properties.

     Each Borrower has good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of its businesses, except for such defects in title as could not reasonably be expected to have a Material Adverse Effect. As of the Closing Date, the property of each Borrower is subject to no Liens, other than Permitted Liens.

5.10 Taxes.

     Each Borrower has filed all Federal and other material tax returns and reports required to be filed, and has paid all Federal and other material taxes, assessments, fees and other governmental charges levied or imposed upon it or its properties, income or assets otherwise due and payable, except those which are subject to a Permitted Protest. There is no material proposed tax assessment against any Borrower. The amounts and types of all estimated accrued and unpaid taxes (including, without limitation, any sales or ad valorem taxes) owing by any Borrower is set forth, as of November 12, 1999, on Schedule 5.10.

5.11 Financial Condition.

     (a) The audited consolidated financial statements of the Borrowers and their Subsidiaries dated January 1, 2000, and the related consolidated statements of income or operations, shareholders' equity and cash flows for the fiscal year ended on that date:

          (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein;

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
          (ii) fairly present the financial condition of the Borrower and their Subsidiaries as of the date thereof and results of operations for the period covered thereby; and

          (iii) except as specifically disclosed in Schedule 5.11, show all material indebtedness and other liabilities, direct or contingent, of each Borrower and its consolidated Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Contingent Obligations.

     (b) Except for the commencement of the Case, and except as expressly set forth in the financial statements provided in accordance with subparagraph (a) above, since January 1, 2000, there has occurred no event which has had a Material Adverse Effect.

     (c) Each Borrower's and its Subsidiaries' fiscal year end is a 52/53 week retail calendar year ending on the Saturday closest to December 31st (except that certain of the Managed Care Subsidiaries and the Foreign Subsidiaries may have a calendar year end).

5.12 Environmental Matters.

     (a) Except as specifically disclosed in Schedule 5.12, the on-going operations of each Borrower and each of its Subsidiaries comply in all respects with all Environmental Laws, except such non-compliance which would not (if enforced in accordance with applicable law) result in liability in excess of $250,000 in the aggregate.

     (b) Except as specifically disclosed in Schedule 5.12, each Borrower and each of its Subsidiaries have obtained all material licenses, permits, authorizations and registrations required under any Environmental Law ("Environmental Permits") and necessary for their respective ordinary course operations, all such Environmental Permits are in good standing, and each Borrower and each of its Subsidiaries are in compliance with all material terms and conditions of such Environmental Permits.

     (c) Except as specifically disclosed in Schedule 5.12, none of Borrowers, any of their Subsidiaries or any of their respective present property or operations, is subject to any outstanding written order from or agreement with any Governmental Authority, nor subject to any judicial or docketed administrative proceeding, respecting any Environmental Law, Environmental Claim or Hazardous Material, which would reasonably be expected to give rise to Environmental Claims with potential liability of Borrowers and their Subsidiaries in excess of $250,000 in the aggregate.

     (d) Except as specifically disclosed in Schedule 5.12, there are no Hazardous Materials or other conditions or circumstances existing with respect to any property of any Borrower or any of its Subsidiaries, or arising from operations prior to the Closing Date, of any Borrower or any of its Subsidiaries that would reasonably be expected to give rise to Environmental Claims with a potential liability of any Borrower and its Subsidiaries in excess of $250,000 in the aggregate for any such condition, circumstance or property. In addition,
(i) neither any Borrower nor any of its Subsidiaries has any underground storage tanks (x) that are not properly registered or permitted under applicable Environmental Laws, or (y) that are leaking or disposing of Hazardous Materials off-site, and which in the case of any occurrence described in clause (x) or (y) could reasonably be expected to give rise to Environment Claims with potential liability of any Borrower and its Subsidiaries in excess of $250,000 in the aggregate, and (ii) each Borrower and its Subsidiaries have notified all of their respective employees of the existence, if any, of any health hazard arising from the conditions of their employment and have met all notification requirements under Title III of CERCLA and all other Environmental Laws.

5.13 Loan Documents.

     (a) The provisions of each of the Loan Documents are effective to create in favor of Lender, acting on its own behalf and for its own benefit, a legal, valid and enforceable first priority security interest in all right, title and interest of Borrowers and their Subsidiaries in the Collateral described therein, subject to Permitted Liens, if any, which are not subordinated to the Liens under the Loan Documents.

     (b) All representations and warranties of each Borrower party thereto contained in the Loan Documents are true and correct. .

     (c) All of the Schedules attached hereto are identical to the Schedules attached to the Pre-Relief Date Loan Agreement, and such Schedules remain true and correct in all material respects. To the extent the Schedules contain any immaterial discrepancies or are incomplete in any material respect, Borrowers shall supplement or replace such Schedules within fifteen (15) days after the Closing Date.

5.14 Regulated Entities.

     None of any Borrower, any Person controlling any Borrower, or any Subsidiary of any Borrower, is an "Investment Company" within the meaning of the Investment Company Act of 1940. Borrower is not subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code, or any other Federal or state statute or regulation limiting its ability to incur Indebtedness.

5.15 No Burdensome Restrictions.

     Neither any Borrower nor any of its Subsidiaries is a party to or bound by any Contractual Obligation, or subject to any restriction in any Governing Document, or any Requirement of Law, which could reasonably be expected to have a Material Adverse Effect.

5.16 Copyrights, Patents, Trademarks and Licenses, Etc.

     Each Borrower and its Subsidiaries own or are licensed or otherwise have the right to use all of the material patents, trademarks, service marks, trade names, copyrights, contractual franchises, authorizations and other rights that are reasonably necessary for the operation of their respective businesses, without conflict with the rights of any other Person. To the best knowledge of each Borrower, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by each Borrower or any of its Subsidiaries infringes upon any rights held by any other Person which could reasonably be expected to result in a claim by any other Person in excess of $250,000. Except as specifically disclosed in
Schedule 5.5, no claim or litigation regarding any of the foregoing is pending or threatened, and no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code is pending or, to the knowledge of any Borrower, proposed.

5.17 Subsidiaries.

     Each Borrower has no Subsidiaries other than those specifically disclosed in part (a) of Schedule 5.17 hereto and has no equity investments in any other corporation or entity other than those specifically disclosed in part (b) of
Schedule 5.17.

5.18 Insurance.

     Except as specifically disclosed in Schedule 5.18, the properties of each Borrower and its Subsidiaries are insured with financially sound and reputable insurance companies which are not Affiliates of any Borrower, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where such Borrower or such Subsidiary operates.

5.19 Intentionally Omitted.

5.20 Full Disclosure.

     None of the representations or warranties made by Borrowers in the Loan Documents as of the date such representations and warranties are made or deemed made, and none of the statements contained in any exhibit, report, statement or certificate furnished by or on behalf of Borrowers in connection with the Loan Documents contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered.

5.21 Accounts and Inventory.

     (a) (i) The Eligible Accounts are and will continue to be bona fide existing obligations created by the sale of goods, the rendering of services, or the furnishing of other good and sufficient consideration to the relevant Account Debtors in the regular course of business; (ii) all shipping and delivery receipts and other documents furnished or to be furnished to Lender in connection therewith are and will be genuine; and (iii) none of the Accounts identified or included on any schedule, certificate or report as Eligible Accounts will, to each Borrower's knowledge, fail at the time so identified or included to satisfy any of the requirements for eligibility set forth in the definition of Eligible Accounts.

     (b) As to each schedule of Inventory delivered to Lender, to each Borrower's knowledge:

          (i) the descriptions, origins, sizes, qualities, quantities, weights, and markings of all goods stated thereon, or on any attachment thereto, are true and correct in all material respects; and

          (ii) none of the goods are defective, of second quality, used, or goods returned after shipment, except where described as such.

5.22 Leases.

     (a) Each of the supplements to the master lease between Wal-Mart and Parent with respect to retail locations of Parent or any of its Subsidiaries located in a Wal-Mart retail store is substantially in the form of Exhibit C;

     (b) Each of the leases between Wal-Mart and Parent with respect to retail locations of Parent or any of its Subsidiaries located in a Sam's Club retail store is substantially in the form of Exhibit D; and

     (c) Each of the leases between Fred Meyer, Inc. and Parent is substantially in the form of Exhibit E.

5.23 Compliance With Laws.

     Each Borrower and its Subsidiaries has timely filed all material reports, documents and other materials required to be filed by it under all applicable Requirements of Law with any Governmental Authority, has retained all material records and documents required to be retained by it under all applicable Requirements of Law, and is otherwise in material compliance with all applicable Requirements of Law in respect of the conduct of its business and the ownership and operation of its properties.

5.24 Year 2000 Compatibility.

     Any reprogramming by or on behalf of each Borrower or any of its Subsidiaries, required to permit the proper functioning after January 1, 2000, of each Borrower's and its Subsidiaries' (i) computer-based systems and (ii) equipment containing embedded microchips (including systems and equipment supplied by others or with which each Borrower's or any of its Subsidiaries' systems interface), and the testing of all such systems and equipment, as so reprogrammed, has been completed. The computer and management information systems of each Borrower and its Subsidiaries are and, with ordinary course upgrading and maintenance will continue for the term of this Agreement to be, sufficient to permit each Borrower and its Subsidiaries to conduct their respective businesses without a Material Adverse Effect.

5.25 Material Contracts.

     Schedule 5.25 lists, as of the Closing Date, each "material contract" (within the meaning of Item 601(b)(10) of Regulation S-K under the Exchange Act) to which each Borrower or any of its Subsidiaries is a party, by which any of them or their respective properties is bound or to which any of them is subject (collectively, "Material Contracts"). As of the Closing Date, (i) each Material Contract is in full force and effect and is enforceable in all material respects by each Borrower or the Subsidiary of each Borrower that is a party thereto in accordance with its terms, and (ii) neither any Borrower nor any of its Subsidiaries (nor, to the knowledge of any Borrower, any other party thereto) is in breach of or default under any Material Contract in any material respect or has given notice of termination or cancellation of any Material Contract.
Schedule 5.25 also lists, as of the Closing Date, all of the Credit Card Agreements then in effect.

5.26 Appointment of Trustee or Examiner; Liquidation.

     No order has been entered in this Chapter 11 Case (i) for the appointment of a chapter 11 trustee, (ii) for the appointment of an examiner with enlarged powers (beyond those set forth in Sections 1106(a)(3) and (4) of the Bankruptcy
Code) under Section 1106(b) of the Bankruptcy Code or (iii) to convert the Chapter 11 Case to a chapter 7 case or to dismiss the Chapter 11 Case.

6.   AFFIRMATIVE COVENANTS.

     Borrowers covenant and agree that, so long as any credit hereunder shall be available and until full and final payment of the Obligations, and unless Lender shall otherwise consent in writing, Borrowers shall do all of the following:

6.1  Financial Statements. Borrowers shall deliver to Lender:

     (a) as soon as available, but not later than ninety (90) days after the end of each fiscal year, a copy of the audited consolidated and unaudited consolidating balance sheet of Borrowers and their Subsidiaries as at the end of such year and the related audited consolidated and unaudited consolidating statements of income or operations, shareholders' equity and cash flows for such year, setting forth in each case in comparative form the figures for the previous fiscal year, and accompanied by the opinion of a nationally-recognized independent public accounting firm ("Independent Auditor") which report shall state that such consolidated financial statements present fairly the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior fiscal years. Such opinion shall not be qualified or limited because of a restricted or limited examination by the Independent Auditor of any material portion of any Borrower's or any Subsidiary's records and shall be delivered to Lender;

     (b) as soon as available, but not later than forty-five (45) days after the end of each of the first three (3) fiscal quarters of each fiscal year (commencing with the fiscal quarter ended closest to September 30, 2000), a copy of the unaudited consolidated and consolidating balance sheet of Borrowers and their Subsidiaries, as of the end of such quarter and the related unaudited consolidated and consolidating statements of income, shareholders' equity and cash flows for the period commencing on the first day and ending on the last day of such quarter, and certified by a Responsible Officer as fairly presenting, in accordance with GAAP (subject to ordinary, good faith year-end audit adjustments), the financial position and the results of operations of each Borrower and its Subsidiaries;

     (c) as soon as available, but not later than thirty (30) days after the end of each month (commencing with the month ended April 30, 2000), a copy of the unaudited consolidated and consolidating balance sheets of Borrowers and their Subsidiaries and the related consolidating statements of income, shareholders' equity and cash flows for such month and a statement of EBITDA for the twelve
(12) month period then ended, all certified by a Responsible Officer as fairly presenting, in accordance with GAAP (subject to ordinary, good faith year-end audit adjustments), the financial position and the results of operations of each Borrower and its Subsidiaries.

6.2  Certificates; Other Information. Borrowers shall furnish to Lender:

     (a) The following documents at the fol-lowing times in form satisfactory to
Lender: (i) on each Business Day, a flash sales report, collection journal, and credit register, (ii) on a monthly basis and, in any event, by no later than the thirtieth (30th) day of each month during the term of this Agreement, (x) a detailed calculation of the Borrowing Base, and (y) a detailed aging, by total, of the Accounts, (iii) on a monthly basis and, in any event, by no later than the thirtieth (30th) day of each month during the term of this Agreement, a summary aging, by vendor, of the accounts payable and any book overdraft of Borrowers, (iv) on a weekly basis, Inventory reports specifying Borrowers' cost of its Inventory by category, with additional detail showing additions to and deletions from the Inventory, (v) to the extent not delivered under clause (i) above, on each Business Day, notice of all returns, disputes, or claims, (vi) upon request, copies of invoices in connection with the Accounts, customer statements, credit memos, remittance advices and reports, deposit slips, shipping and delivery documents in connection with the Accounts and for Inventory and Equipment acquired by any Borrower, purchase orders and invoices,
(vii) a monthly basis, a calculation of the Dilution for the prior month; (viii) promptly upon the opening of any new location of any Borrower, a report detailing the address of such new location and whether such Borrower has delivered to Lender (A) a Uniform Commercial Code financing statement with respect to the jurisdiction in which such location is situated and (B) a Collateral Access Agreement with respect to such location; (ix) promptly when filed with the Court or delivered to the United States Trustee for the Chapter 11 Case or the Committee, all pleadings, motions, applications, monthly reports, projections or other information respecting Borrowers' business or financial condition or prospects filed with the Court or delivered to the United States Trustee for the Chapter 11 Case or the Committee; and (x) such other reports, including, without limitation, electronic data, as to the Collateral as Lender may request from time to time;

     (b) concurrently with the delivery of the financial statements referred to in Section 6.1(a), a certificate of the Independent Auditor stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default under Section 7.14, except as specified in such certificate;

     (c) concurrently with the delivery of the financial statements referred to in Section 6.1(a) and Section 6.1(b), a Compliance Certificate executed by a Responsible Officer;

     (d) concurrently with the delivery of the financial statements referred to in Section 6.1(b), a certificate executed by a Responsible Officer setting forth dividends and other distributions any Subsidiaries to Borrowers for the immediately preceding fiscal quarter;

     (e) no later than sixty (60) days prior to the end of Borrowers' fiscal year, an updated and extended Business Plan which shall go out at least through the Maturity Date. Such updated and extended Business Plan shall be provided in the same form as Schedule B-1 hereto and be approved by Lender.

     (f) promptly, copies of all financial statements and reports that Borrowers send to their shareholders, and copies of all financial statements and regular, periodical or special reports (including Forms 10K, 10Q and 8K) that any Borrower or any Subsidiary may make to, or file with, the SEC;

     (g) promptly upon receipt, a copy of any "management letter" received by it that has been prepared by its internal or outside accountants;

     (h) promptly, such additional information regarding the business, financial or corporate affairs of any Borrower or any Subsidiary as Lender may from time to time reasonably request; and

     (i) with respect to store closings not previously disclosed to Lender prior to the date hereof, at least fifteen (15) days prior to the closing of any retail store location, notice of the closing of such retail store location, together with an estimate of reasonably anticipated cash closing expenses for such closing and a calculation of the total cash closing expenses for all retail store closings from the Closing Date.

6.3  Notices. Borrowers shall promptly notify Lender:

     (a) of the occurrence of any Default or Event of Default;

     (b) of (i) any breach or non-performance of, or any default under, any Contractual Obligation of any Borrower or any of its Subsidiaries which could reasonably be expected to result in a Material Adverse Effect; and (ii) any dispute, litigation, investigation, proceeding or suspension which may exist at any time between any Borrower or any of its Subsidiaries and any Governmental Authority which could reasonably be expected to result in a Material Adverse Effect;

     (c) other than actions or proceedings in the Case, of the commencement of, or any material development in, any litigation or proceeding affecting any Borrower or any of its Subsidiaries (i) in which the amount of damages claimed is $250,000 (or its equivalent in another currency or currencies) or more, (ii) in which injunctive or similar relief is sought and which, if adversely determined, would reasonably be expected to have a Material Adverse Effect, or
(iii) in which the relief sought is an injunction or other stay of the performance of this Agreement or any Loan Document;

     (d) upon, but in no event later than ten (10) days after, becoming aware of
(i) any and all enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened against any Borrower or any of its Subsidiaries or any of their respective properties pursuant to any applicable Environmental Laws, (ii) all other Environmental Claims, and (iii) any environmental or similar condition on any real property adjoining or in the vicinity of the property of any Borrower or any of its Subsidiaries that could reasonably be anticipated to cause such property or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability or use of such property under any Environmental Laws, and which in the case of any event described in clause (i), (ii) or (iii) above has resulted or could reasonably be expected to result in liability of Borrowers and their Subsidiaries in excess of $250,000 in the aggregate;

     (e) of any other litigation or proceeding affecting any Borrower or any of its Subsidiaries which any Borrower would be required to report to the SEC pursuant to the Exchange Act, within four (4) days after reporting the same to the SEC;

     (f) of the occurrence of any of the following events affecting any Borrower or any ERISA Affiliate which has resulted or could reasonably be expected to result in liability of any Borrower and its Subsidiaries in excess of $250,000 in the aggregate (but in no event more than ten (10) days after such event), and deliver to Lender a copy of any notice with respect to such event that is filed with a Governmental Authority and any notice delivered by a Governmental Authority to any Borrower or any ERISA Affiliate with respect to such event:

          (i) an ERISA Event;

          (ii) a material increase in the Unfunded Pension Liability of any Pension Plan;

          (iii) the adoption of, or the commencement of contributions to, any Plan subject to Section 412 of the IRC by any Borrower or any ERISA Affiliate; or

          (iv) the adoption of any amendment to a Plan subject to Section 412 of the IRC, if such amendment results in a material increase in contributions or Unfunded Pension Liability.

     (g) of any material change in accounting policies or financial reporting practices by any Borrower or any of its consolidated Subsidiaries; and

     (h) at least thirty (30) days prior thereto, that any Borrower or any of its Subsidiaries intends to change its name or address from that disclosed to Lender as of the Closing Date, together with disclosures of such new name or address.

     Each notice under this Section shall be accompanied by a written statement by a Responsible Officer setting forth details of the occurrence referred to therein, and stating what action such Borrower or any affected Subsidiary of Borrower proposes to take with respect thereto and at what time. Each notice under Section 6.3(a) shall describe with particularity any and all clauses or provisions of this Agreement or other Loan Document that have been (or foreseeably will be) breached or violated.

6.4  Preservation of Corporate Existence, Etc.

     Borrowers shall, and shall cause each Subsidiary to:

     (a) preserve and maintain in full force and effect its corporate existence and good standing under the laws of its state or jurisdiction of incorporation.

     (b) preserve and maintain in full force and effect all governmental rights, privileges, qualifications, permits, licenses and franchises necessary or desirable in the normal conduct of its business except in connection with transactions permitted by Section 7.3 and sales of assets permitted by Section 7.2;

     (c) use reasonable efforts, in the ordinary course of business, to preserve its business organization and goodwill; and

     (d) preserve or renew all of its material registered patents, trademarks, trade names and service marks.

     Nothing in this Section 6.4 shall prohibit the liquidation or dissolution of any Subsidiary into any Borrower or another Subsidiary of a Borrower.

6.5  Maintenance of Property.

     Each Borrower shall maintain, and shall cause each of its Subsidiaries to maintain, and preserve all its property which is used or useful in its business in good working order and condition, ordinary wear and tear excepted, except as permitted by Section 7.2. Each Borrower and each Subsidiary shall use the standard of care typical in the industry in the operation and maintenance of its facilities; provided, however, that nothing in this Section 6.5 shall prevent any Borrower or any of its Subsidiaries from discontinuing the use, operation or maintenance of any of its properties, or disposing of any of them, if such discontinuance or disposal is, in the judgment of the Board of Directors of such Borrower or of the Board of Directors of the Subsidiary concerned, or of an officer (or other agent employed by such Borrower or any of its Subsidiaries) of such Borrower or such Subsidiary having managerial responsibility for such property, desirable in the conduct of the business of such Borrower or such Subsidiary; provided further, however, that any disposal of any property pursuant to the immediately preceding proviso shall be subject to the terms and conditions of Article 7 of this Agreement.

6.6  Insurance.

     (a) At Borrowers' expense, Borrowers and their Subsidiaries shall keep the Collateral insured against loss or damage by fire, theft, explosion, sprinklers, and all other hazards and risks, and in such amounts, as are ordinarily insured against by other owners in similar businesses. Borrowers and their Subsidiaries also shall maintain business interruption, public liability, product liability, and property damage insurance relating to their ownership and use of the Collateral, as well as insurance against larceny, embezzlement, and criminal misappropriation. All such insurance shall contain an endorsement showing Lender as an additional insured or loss payee, as applicable.

     (b) All such policies of insurance shall be in such form, with such companies, and in such amounts as may be reasonably satisfactory to Lender. All insurance required herein shall be written by companies which are authorized to do insurance business in the State of California. All hazard insurance and such other insurance as Lender shall specify, shall contain a California Form 438BFU
(NS) mortgagee endorsement, or an equivalent endorsement satisfactory to Lender, showing Lender as sole loss payee thereof, and shall contain a waiver of warranties. Every policy of insurance referred to in this Section 6.6 shall contain an agreement by the insurer that it will not cancel such policy except after thirty (30) days prior written notice to Lender and that any loss payable thereunder shall be payable notwithstanding any act or negligence of any Borrower, any of its Subsidiaries or Lender which might, absent such agreement, result in a forfeiture of all or a part of such insurance payment. Borrowers shall deliver to Lender certified copies of such policies of insurance and evidence of the payment of all premiums therefor within ninety (90) days of the Closing Date.

     (c) Original policies or certificates thereof satisfactory to Lender evidencing such insurance shall be delivered to Lender at least thirty (30) days prior to the expiration of the existing or preceding policies. Borrowers shall give Lender prompt notice of any loss in excess of $250,000 covered by such insurance, and Lender shall have the right to adjust any loss. Lender shall have the exclusive right to adjust all losses payable under any such insurance policies without any liability to any Borrower or any of its Subsidiaries whatsoever in respect of such adjustments. Any monies received as payment for any loss in excess of $250,000 under any insurance policy including the insurance policies mentioned above, shall be paid over to Lender to be applied at the option of Lender either to the prepayment of the Obligations without premium, in such order or manner as Lender may elect, or shall be disbursed to Borrowers or any of their Subsidiaries under stage payment terms satisfactory to Lender for application to the cost of repairs, replacements, or restorations; provided, however, that all insurance proceeds received by any Borrower after the occurrence and during the continuation of an Event of Default shall be promptly paid over to Lender to be applied to the Obligations as determined by Lender in its sole discretion. All repairs, replacements, or restorations shall be effected with reasonable promptness and shall be of a value at least equal to the value of the items or property destroyed prior to such damage or destruction. Upon the occurrence of an Event of Default, Lender shall have the right to apply all prepaid premiums to the payment of the Obligations in such order or form as Lender shall determine.

     (d) Neither any Borrower nor any of its Subsidiaries shall take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this Section 6.6, unless Lender is included thereon as named insured with the loss payable to Lender under a standard California 438BFU (NS) Mortgagee endorsement, or its local equivalent. Each Borrower immediately shall notify Lender whenever such separate insurance is taken out, specifying the insurer thereunder and full particulars as to the policies evidencing the same, and originals of such policies immediately shall be provided to Lender.

6.7  Payment of Obligations.

     Except as permitted by the Bankruptcy Code and to the extent included in the Business Plan, each Borrower shall, and shall cause each of its Subsidiaries to, pay and discharge as the same shall become due and payable, all of the following obligations and liabilities:

     (a) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are the subject of a Permitted Protest; and

     (b) all lawful claims which, if unpaid, would by law become a Lien upon its property, unless the same are the subject of a Permitted Protest.

6.8  Compliance with Laws.

     Each Borrower shall comply, and shall cause each of its Subsidiaries to comply, in all material respects with all Requirements of Law of any

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Governmental  Authority having  jurisdiction over it or its business  (including the Federal Fair Labor Standards Act), except such as may be contested in good faith or as to which a bona fide dispute may exist.

6.9  Compliance with ERISA.

     Each Borrower shall, and shall cause each of its ERISA Affiliates to: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the IRC and other federal or state law; (b) cause each Plan which is qualified under Section 401(a) of the IRC to maintain such qualification; and (c) make all required contributions to any Plan subject to
Section 412 of the IRC, except where such Borrower's failure to comply with the requirements of (a), (b) and (c) hereof has not resulted or could not reasonably be expected to result in liability of such Borrower and its Subsidiaries in excess of $250,000 in the aggregate.

6.10 Inspection of Property and Books and Records.

     Each Borrower shall maintain, and shall cause each of its Subsidiaries to maintain, proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of such Borrower and such Subsidiary (which shall include, without limitation, accurate records of all intercompany transfers among such Borrower and its Subsidiaries). Each Borrower shall permit, and shall cause each of its Subsidiaries to permit, representatives and independent contractors of Lender to visit and inspect any of their respective Books and Records, properties, to examine their respective corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss their respective affairs, finances and accounts with their respective directors, officers, and independent public accountants, and to check, test and appraise the Collateral (including, but not limited to, appraisals for the purpose of determining the GOB Rate) in order to verify their respective financial condition or the amount, quality, value, condition of, or any other matter relating to, the Collateral, all at the expense of Borrowers and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to Borrowers; provided, however, when an Event of Default exists Lender may do any of the foregoing at the expense of Borrowers at any time during normal business hours and without advance notice.

6.11 Environmental Laws.

     (a) Each Borrower shall, and shall cause each of its Subsidiaries to, conduct its operations and keep and maintain its property in compliance in all material respects with all Environmental Laws.

     (b) Upon the written request of Lender, each Borrower shall submit and cause each of its Subsidiaries to submit, to Lender, at Borrowers' sole cost and expense, at reasonable intervals, a report providing an update of the status of any environmental, health or safety compliance, hazard or liability issue identified in any notice or report required pursuant to Section 6.3(d), that could, individually or in the aggregate, result in liability in excess of $250,000.

6.12 Use of Proceeds.

     Borrowers shall use the proceeds of the Loans to finance capital expenditures and for working capital and other general corporate purposes and, only upon the Final Order Entry Date, to repay in full all Obligations outstanding under the Pre-Relief Date Loan Agreement.

6.13 Further Assurances.

     (a) Borrowers shall ensure that all written information, exhibits and reports furnished to Lender do not and will not contain any untrue statement of a material fact and do not and will not omit to state any material fact or any fact necessary to make the statements contained therein not misleading in light of the circumstances in which made, and will promptly disclose to Lender and correct any defect or error that may be discovered therein or in any Loan Document or in the execution, acknowledgment or recordation thereof.

     (b) Promptly upon request by Lender, each Borrower shall (and shall cause any of its Subsidiaries to) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register, any and all such further acts, deeds, conveyances, security agreements, mortgages, assignments, estoppel certificates, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments Lender may reasonably require from time to time in order (i) to carry out more effectively the purposes of this Agreement or any other Loan Document, (ii) to subject to the Liens created by any of the Loan Documents any of the properties, rights or interests covered by any of the Loan Documents,
(iii) to perfect and maintain the validity, effectiveness and priority of any of the Loan Documents and the Liens intended to be created thereby, and (iv) to better assure, convey, grant, assign, transfer, preserve, protect and confirm to Lender the rights granted or now or hereafter intended to be granted to Lender under any Loan Document or under any other document executed in connection therewith.

     (c) Original sales invoices evidencing daily sales shall be mailed by each Borrower to each Account Debtor (other than retail customers) and, at Lender's direction after the occurrence and during the continuation of an Event of Default, the invoices shall indicate on their face that the Account has been assigned to Lender and that all payments are to be made directly to Lender.

6.14 Bank Accounts.

     Each Borrower shall not open or maintain any deposit or investment account with any bank or other financial institution other than the accounts described on Schedule 6.14 as supplemented on a quarterly basis by notice of Lender.

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6.15 Intentionally Omitted.

6.16 Covenants Regarding Formation of Subsidiaries.

     Borrowers shall not form or organize any new Subsidiaries.

6.17 Tax Returns.

     Each Borrower shall deliver to Lender copies of each of Borrower's and its Subsidiaries' future federal income tax returns, and any amendments thereto, within thirty (30) days of the filing thereof with the IRS.

6.18 Returns.

     Cause returns and allowances, if any, as between each Borrower and its respective Account Debtors to be on the same basis and in accordance with the usual customary practices of each Borrower, as they exist at the time of the execution and delivery of this Agreement. If, at a time when no Event of Default has occurred and is continuing, any Account Debtor returns any Inventory to any Borrower, such Person promptly shall determine the reason for such return and, if such Person accepts such return, issue a credit memorandum in the appropriate amount to such Account Debtor. If, at a time when an Event of Default has occurred and is continuing, any Account Debtor (other than a retail customer) returns any Inventory to any Borrower, such Person promptly shall determine the reason for such return, issue a credit memorandum (with a copy to be sent to Lender) in the appropriate amount to such Account Debtor.

6.19 Title to Equipment.

     Upon Lender's request, each Borrower immediately shall deliver to Lender, properly endorsed, any and all certificates of title or applications for certificates of title to any items of Equipment of such Borrower.

6.20 Leases.

     Except as permitted by the Bankruptcy Code or with respect to any leases the Borrowers intend to reject in the Case, pay when due all rents and other amounts payable under any leases to which any Borrower is a party or by which Borrowers' properties and assets are bound, unless such payments are the subject of a Permitted Protest. To the extent that any Borrower fails timely to make payment of such rents and other amounts payable when due under its leases, Lender shall be entitled, in its discretion, to reserve an amount equal to such unpaid amounts against the Borrowing Base. Each Borrower shall promptly notify Lender of the assumption or rejection of any such leases by any Borrower under the Bankruptcy Code.

7.   NEGATIVE COVENANTS.

     Borrowers covenant and agree that, so long as any credit hereunder shall be available and until full and final payment of the Obligations, Borrowers will not do any of the following without Lender's prior written consent:

7.1  Limitation on Liens.

     Each Borrower shall not, and shall not suffer or permit any of its Subsidiaries to, directly or indirectly, make, create, incur, assume or suffer to exist any Lien upon or with respect to any part of its property, whether now owned or hereafter acquired, other than the following ("Permitted Liens"):

     (a) any Lien (other than a Lien on the Collateral) existing on property of any Borrower or any of its Subsidiaries on the Relief Date and set forth in
Schedule 7.1 securing Indebtedness outstanding on such date or any extension, renewal or refinancing thereof so long as the Indebtedness secured by such Lien is not increased and the terms of such extension, renewal or refinancing are not more onerous on such Borrower and its Subsidiaries than the Indebtedness so extended, renewed or refinanced;

     (b) any Lien created under any Loan Document;

     (c) Liens for taxes, fees, assessments or other governmental charges which are not delinquent or remain payable without penalty, or to the extent that non-payment thereof is permitted by Section 6.7, provided that no notice of lien has been filed or recorded under the IRC;

     (d) carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other similar Liens arising in the ordinary course of business which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property subject thereto;

     (e) Liens (other than any Lien imposed by ERISA and other than on the Collateral) consisting of pledges or deposits required in the ordinary course of business in connection with workers' compensation, unemployment insurance and other social security legislation;

     (f) Liens on the property of any Borrower or any of its Subsidiaries securing (i) the non-delinquent performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, (ii) contingent obligations on surety and appeal bonds, and (iii) other non-delinquent obligations of a like nature; in each case, incurred in the ordinary course of business, provided all such Liens in the aggregate would not (even if enforced) cause a Material Adverse Effect;

     (g) Liens consisting of judgment or judicial attachment liens that do not constitute Events of Default under Section 8.1(i);

     (h) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the businesses of any Borrower and its Subsidiaries;

     (i) Liens on assets of corporations which become Subsidiaries after the date of this Agreement; provided, however, that such Liens existed at the time the respective corporations became Subsidiaries and were not created in anticipation thereof, and the Indebtedness secured thereby shall be permitted under Section 7.5(f);

     (j) purchase money security interests on any property acquired or held by any Borrower or its Subsidiaries securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring such property; provided that (i) any such Lien attaches to such property concurrently with or within forty-five (45) days after the acquisition thereof, (ii) such Lien attaches solely to the property so acquired in such transaction, (iii) the principal amount of the debt secured thereby does not exceed one hundred percent (100%) of the cost of such property, and (iv) the Purchase Money Indebtedness secured by any and all such purchase money security interests shall be permitted under Section 7.5(f);

     (k) Liens securing Capitalized Lease Obligations on assets subject to such leases, provided that the Indebtedness secured thereby shall be permitted under
Section 7.5(f);

     (l) Liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; provided that (i) such deposit account is not a dedicated cash collateral account and is not subject to restrictions against access by any Borrower in excess of those set forth by regulations promulgated by the Board of Governors of the Federal Reserve System, and (ii) such deposit account is not intended by any Borrower or any of its Subsidiaries to provide collateral to the depository institution;

     (m) Liens on any Managed Care Subsidiary pursuant to the applicable rules and regulations of, or undertakings made to, any regulatory entity having jurisdiction and authority over such Managed Care Subsidiary; and

     (n) Liens on intercompany Indebtedness permitted under Section 7.5(c) hereof.

     The prohibition provided for in this Section 7.1 specifically includes, without limitation, any motion filed by Borrowers, the Committee or any other party-in-interest in the Chapter 11 Case, which is not dismissed within 30 days of the date of filing thereof, to "prime" or create pari passu to any claims or interests of Lender any Lien irrespective of whether such claims or interests may be "adequately protected."

7.2  Disposition of Assets.

     Each Borrower shall not, and shall not suffer or permit any Subsidiary to, directly or indirectly, sell, assign, lease, convey, transfer or otherwise dispose of (whether in one or a series of transactions) any property (including accounts and notes receivable, with or without recourse) or enter into any agreement to do any of the foregoing, except:

     (a)  dispositions of (i) Inventory in the ordinary  course of business,  or
(ii) used, worn-out or surplus Equipment in the ordinary course of business in an amount not to exceed $250,000 in the aggregate during the term of this Agreement;

     (b) the sale of Equipment, in an amount not to exceed $250,000 in the aggregate during the term of this Agreement, to the extent that such Equipment is exchanged for credit against the purchase price of similar replacement Equipment, or the proceeds of such sale are reasonably promptly applied to the purchase price of such replacement Equipment; provided, that (i) Lender shall have a first priority perfected Lien on such replacement Equipment and (ii) any cash proceeds remaining after the purchase of such Replacement Equipment shall be applied as a repayment of the Obligations;

     (c) Dispositions not otherwise permitted hereunder which are made for fair market value; provided, that (i) at the time of any disposition, no Event of Default shall exist or shall result from such Disposition, (ii) the aggregate sales price from such disposition shall be paid in Qualified Proceeds, (iii) (x) the aggregate value of all assets so sold by Borrowers and their Subsidiaries, together, shall not exceed $100,000, or (y) such Disposition shall constitute a Disposition of a retail store location permitted under Section 7.18(b), and (iv) the cash portion of Net Proceeds relating to any such Disposition promptly shall be used to make a prepayment of the Loans and the non-cash portion of any such Net Proceeds promptly shall be pledged to Lender to secure the Obligations pursuant to documentation reasonably acceptable to Lender;

     (d) subleases of real property and Equipment in the ordinary course of business to independent eye care professionals; and

     (e) sales contemplated in connection with the store closings disclosed to Lender prior to the date hereof.

7.3  Consolidations and Mergers.

     Each Borrower shall not, and shall not suffer or permit any of its Subsidiaries to, merge, reorganize, recapitalize, reclassify its capital stock or other equity interests, consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, form any new subsidiary, or liquidate, wind up, or dissolve itself (or suffer any liquidation or dissolution), except:

     (a) any Subsidiary may merge with any Borrower, provided that such Borrower shall be the continuing or surviving corporation; and

     (b) any Subsidiary may sell or transfer all or substantially all of its assets (upon voluntary liquidation or otherwise), to any Borrower.

7.4  Loans and Investments.

     Each Borrower shall not purchase or acquire, or suffer or permit any Subsidiary to purchase or acquire, or make any commitment therefor, any capital stock, equity interest, or any obligations or other securities of, or any interest in, any Person, or make or commit to make any Acquisitions, or make or commit to make any advance, loan, extension of credit or capital contribution to or any other investment in, any Person including any Affiliate of any Borrower (together, "Investments"), except for:

     (a) Investments held by any Borrower or any Subsidiary in the form of cash equivalents;

     (b) extensions of credit in the nature of accounts receivable arising from the sale or lease of goods or services in the ordinary course of business;

     (c) Investments by any Borrower in any of its Subsidiaries; and

     (d) Loans to employees of any Borrower or its Subsidiaries not to exceed $200,000 at any time outstanding.

7.5  Limitation on Indebtedness.

     Each Borrower shall not, and shall not suffer or permit any Subsidiary to, create, incur, assume, suffer to exist, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:

     (a) Indebtedness incurred pursuant to this Agreement;

     (b) Indebtedness consisting of Contingent Obligations permitted pursuant to
Section 7.8;

     (c) Intercompany Indebtedness issued to any Borrower by another Borrower;

     (d) Indebtedness existing on the Relief Date and set forth in Schedule 7.5;

     (e) [intentionally omitted];

     (f) Indebtedness in an aggregate amount not to exceed $1,000,000 at any time secured by Liens otherwise permitted by Section 7.1(i), (j) and (k);

     (g) Indebtedness outstanding under the Senior Notes; and

     (h) Any extension, renewal or refinancing of any of the foregoing Indebtedness so long as the principal amount thereof is not increased as a result thereof and the terms thereof are no more adverse to any Borrower and its Subsidiaries or Lender than the Indebtedness so extended, renewed or refinanced.

7.6  Transactions with Affiliates.

     Each Borrower shall not, and shall not suffer or permit any Subsidiary to, enter into any transaction with any Affiliate of any Borrower, except upon fair and reasonable terms no less favorable to such Borrower or such Subsidiary than would obtain in a comparable arm's-length transaction with a Person not an Affiliate of such Borrower or such Subsidiary.

7.7  Use of Proceeds.

     Each Borrower shall not, and shall not suffer or permit any Subsidiary to, use any portion of the proceeds of the Loans or any Letter of Credit, directly or indirectly, (i) to purchase or carry Margin Stock, (ii) to repay or otherwise refinance Indebtedness of any Borrower or others incurred to purchase or carry Margin Stock, (iii) to extend credit for the purpose of purchasing or carrying any Margin Stock, or (iv) to acquire any security in any transaction that is subject to Section 13 or 14 of the Exchange Act, except in compliance with such Sections.

7.8  Contingent Obligations.

     Each Borrower shall not, and shall not suffer or permit any Subsidiary to, create, incur, assume or suffer to exist any Contingent Obligations except:

     (a) endorsements for collection or deposit in the ordinary course of business;

     (b) [intentionally omitted];

     (c) Contingent Obligations of any Borrower and its Subsidiaries existing as of the Closing Date and listed in Schedule 7.8;

     (d) Contingent Obligations with respect to Surety Instruments incurred to provide security for workers' compensation claims, payment obligations in connection with self-insurance or similar requirements, in each case incurred in the ordinary course of business and securing obligations not constituting Indebtedness;

     (e) Contingent Obligations with respect to Surety Instruments incurred in respect of trade letters of credit, standby letters of credit or performance, surety or appeal bonds, in each case incurred in the ordinary course of business and securing obligations not constituting Indebtedness and not exceeding at any time $250,000 in the aggregate in respect of Borrower and its Subsidiaries together; and

     (f) Contingent Obligations with respect to any liability of any Borrower which is otherwise permitted under this Agreement.

7.9  Joint Ventures.

     Each Borrower shall not, and shall not suffer or permit any Subsidiary to enter into any Joint Venture, except that each Borrower and its Subsidiaries may enter into alliances with other retailers or managed care companies to solicit and perform managed care contracts which agreements must be reasonably acceptable to Lender.

7.10 Restricted Payments.

     Each Borrower shall not, and shall not suffer or permit any Subsidiary to, declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of its capital stock, or purchase, redeem or otherwise acquire for value any shares of its capital stock or any warrants, rights or options to acquire such shares, now or hereafter outstanding (all such dividends, distributions, purchases, redemptions or acquisitions are herein referred to as "Restricted Payments"), except that any Borrower may:

     (a) declare and make dividend payments or other distributions payable solely in its common stock; and

     (b) make repurchases of the common stock of any Borrower from employees of any Borrower or any of its Subsidiaries or their authorized representatives or successors upon the death, disability or termination of employment of such employees in an aggregate amount not to exceed $100,000 in any calendar year as long as no Default or Event of Default shall have occurred and be continuing or result therefrom.


7.11 ERISA.

     Each Borrower shall not, and shall not suffer or permit any of its ERISA Affiliates to: (a) engage in a prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably expected to result in liability of Borrowers in an aggregate amount in excess of $250,000; or (b) engage in a transaction that could be subject to Section 4069 or 4212(c) of ERISA which has resulted or could reasonably be expected to result in liability by Borrowers in an aggregate amount in excess of $250,000.

7.12 Change in Business; Change of Name.

     Each Borrower shall not, and shall not suffer or permit any Subsidiary to, engage in any material line of business which is not reasonably related or complimentary to those lines of business carried on by each Borrower and its

Subsidiaries on the Closing Date. Each Borrower shall not, and shall not suffer or permit any Subsidiary to, change its corporate or other organizational structure (within the meaning of Section 11-9-402(7) of the Code) without Lender's prior written consent. Each Borrower shall not, and shall not suffer or permit any Subsidiary to, change its name, or identity, or add any new fictitious name, without thirty (30) days' prior written notice to Lender.

7.13 Accounting Changes.

     Each Borrower shall not, and shall not suffer or permit any Subsidiary to, make any significant change in accounting treatment or reporting practices, except as required by GAAP, or change the fiscal year of any Borrower or of any Subsidiary.

7.14 Financial Covenants.

     Minimum EBITDA. Borrowers shall maintain, on a consolidated basis, EBITDA, measured on the last day of each fiscal month and based on the rolling twelve-month period ending therewith, of not less than Fifteen Million Dollars ($15,000,000).

7.15 Amendments.

     Each Borrower shall not, and shall not permit any Subsidiary to, permit or suffer any material amendments, modifications, supplements, or restatements of
(a) its certificate of incorporation, by-laws, or other governing documents, as applicable, or (b) in any manner adverse to Lender, the Senior Notes, the Indenture, any leases referred to in Section 5.22 or any of its other Material Contracts, or any Indebtedness permitted under Section 7.5.

7.16 No Other Negative Pledges.

     Each Borrower will not, and will not permit or cause any of its Subsidiaries to, directly or indirectly, enter into or suffer to exist any agreement or restriction that prohibits or conditions the creation, incurrence or assumption of any Lien upon or with respect to any part of its property or assets, whether now owned or hereafter acquired, or agree to do any of the foregoing, other than as set forth in (i) this Agreement, the Orders or the Indenture, (ii) any agreement or instrument creating a Permitted Lien (but only to the extent such agreement or restriction applies to the assets subject to such Permitted Lien), and (iii) operating leases of real or personal property entered into by each Borrower or any of its Subsidiaries as lessee in the ordinary course of business.

7.17 Prepayments.

     Except in connection with a refinancing permitted by Section 7.5(h), prepay, redeem, retire, defease, purchase, or otherwise acquire any Indebtedness owing to any third Person, other than the Obligations in accordance with this Agreement.

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
7.18 Real Estate; Store Locations.

     Each Borrower will not, and will not permit or cause any of its Subsidiaries to, (a) purchase any real property or (b) close any of its retail store locations without the prior written consent of Lender which shall not be unreasonably withheld, except for store closings disclosed to Lender prior to the date hereof.

7.19 Capital Expenditures.

     Each Borrower shall not, and shall not permit any of its Subsidiaries to, make capital expenditures in excess of $2,500,000 in any of the second, third, or fourth quarters of fiscal year 2000, or in excess of $3,500,000 in the first quarter of fiscal year 2001, but in any event not to exceed $8,100,000 in the aggregate during the term of this Agreement.

7.20 [Intentionally omitted.]

7.21 Minimum Availability.

     The Borrowers shall at all times, before and after giving effect to all Advances and Letters of Credit made hereunder, but not deducting amounts paid as the Waiver Fee under the Fee Letter, maintain minimum Availability of $2,000,000.

8.   EVENTS OF DEFAULT.

     Any of the following shall constitute an "Event of Default":

8.1  Non-Payment.

     If Borrowers fail to pay when due and payable or when declared due and payable, any portion of the Obligations (whether of principal, interest, fees and charges due Lender, reimbursement of Lender Expenses, or other amounts constituting Obligations); or

8.2  Representation or Warranty.

     Any representation or warranty by any Borrower or any of its Subsidiaries made or deemed made herein (other than in Section 5.20), in any other Loan
Document or which is contained in any certificate, document or financial or other statement by any Borrower, any of its Subsidiaries or any Authorized Person, furnished at any time under this Agreement, or in or under any other Loan Document, is incorrect in any material respect on or as of the date made or deemed made; or

8.3  Specific Defaults.

     Borrowers fail or neglect to perform or observe any term, covenant or agreement contained in any of Sections 6.1, 6.2, 6.3, 6.6, 6.9 or 6.12 or in
Article 7; or

       8.4 Other Defaults.

     Borrowers or any of their Subsidiaries party thereto fail to perform or observe any other term or covenant contained in this Agreement or any other Loan Document, and such default shall continue unremedied for a period of five (5) Business Days after the date upon which an Authorized Person knew or reasonably should have known of such failure; or

8.5  Cross-Default.

     Borrowers or any of their Subsidiaries (A) shall have received notice of termination with respect to, or notice of an intent to terminate, the Wal-Mart Master Lease Agreement, (B) shall be in default with respect to fifteen (15) or more leases of real property related to retail store locations within Wal-Mart stores to the extent the defaults under such leases would permit termination thereof, or (c) shall be in default with respect to twenty-five (25) or more leases of real property related to retail store locations (other than locations within Wal-Mart stores ) to the extent the defaults under such leases would permit termination thereof, other than leases the Borrowers intend to reject in the Case; or

8.6  Intentionally Omitted.

8.7  Intentionally Omitted.

8.8  ERISA.

     (i) An ERISA Event shall occur with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of any Borrower under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of $250,000; or
(ii) the aggregate amount of Unfunded Pension Liability among all Pension Plans at any time exceeds $250,000; or (iii) any Borrower or any ERISA Affiliate shall fail to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of $250,000; or

8.9  Monetary Judgments.

     One or more non-interlocutory judgments, non-interlocutory orders, decrees or arbitration awards (other than restructuring charges) is entered against any Borrower or any Subsidiary after the Relief Date involving in the aggregate a liability (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage) as to any single or related series of transactions, incidents or conditions, of $250,000 or more, and which liability constitutes an administrative or other priority claim against the Borrowers' estates, and the same shall remain unsatisfied, unvacated and unstayed pending appeal for a period of twenty (20) days after the entry thereof; or

8.10 Non-Monetary Judgments.

     Any non-monetary judgment, order or decree is entered against any Borrower or any Subsidiary which does or would reasonably be expected to have a Material Adverse Effect, and there shall be any period of twenty (20) consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

8.11 Change of Control. There occurs any Change of Control; or

8.12 Loss of Licenses.

     Any Governmental Authority revokes or fails to renew any material license, permit or franchise of any Borrower or any Subsidiary, or any Borrower or any Subsidiary for any reason loses any material license, permit or franchise, or any Borrower or Subsidiary suffers the imposition of any restraining order, escrow, suspension or impound of funds in connection with any proceeding (judicial or administrative) with respect to any material license, permit or franchise, provided that such event results in or could reasonably be expected to result in a loss of annual revenue or potential revenue of at least the lesser of (i) $3,000,000 or (ii) one percent (1%) of the gross revenues of any Borrower (on a consolidated basis with its Subsidiaries) for the most recently ended twelve (12) month period; or

8.13 Adverse Change.

     There occurs a Material Adverse Effect; or

8.14 Collateral.

     (a) any material provision of any Loan Document shall for any reason cease to be valid and binding on or enforceable against Borrowers or any of their Subsidiaries party thereto or any Borrower or any of its Subsidiaries shall so state in writing or bring an action to limit its obligations or liabilities thereunder; or

     (b) any Loan Document shall for any reason (other than pursuant to the terms thereof) cease to create a valid security interest in the Collateral purported to be covered thereby or such security interest shall for any reason cease to be a perfected and first priority security interest subject only to Permitted Liens; or

8.15 James W. Krause shall cease to be the chairman and chief executive officer of Parent and shall not have been replaced by a new officer reasonably acceptable to Lender within ninety (90) days; or

8.16 Any Borrower or any Subsidiary shall at any time disavow any of its obligations under, or shall assert the invalidity or enforceability of, any of the Loan Documents; or

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
8.17 If any Borrower or any Subsidiary is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs; or

8.18 If any Borrower or any Subsidiary makes any payment on account of Indebtedness that has been contractually subordinated in right of payment to the payment of the Obligations, except to the extent such payment is permitted by the terms of the subordination provisions applicable to such Indebtedness.

8.19 (a) If a notice of Lien, levy, or assessment is filed of record with respect to any Borrower's or any Subsidiary's properties or assets in an amount in excess of $150,000 by the United States government, or any department, agency, or instrumentality thereof, or by any state, county, municipal or governmental agency (except with respect to any taxes which are the subject of a Permitted Protest), or (b) if any taxes or debts owing at any time hereafter to any one or more of such entities becomes a Lien in an amount in excess of $150,000, whether choate or otherwise, upon any Borrower's or any Subsidiary's properties or assets and the same is not paid on the payment date thereof (except with respect to any taxes which are the subject of a Permitted Protest); provided that Lender shall have the right to establish a reserve against the Borrowing Base in an amount of any such Lien without waiving its rights and remedies with respect to an Event of Default arising under this Section 8.20.

8.20 If any party to this Agreement or any other Person brings a motion, which is not dismissed within 30 days of the filing thereof, in the Case: (a) to obtain additional financing under Section 364(c) or (d) of the Bankruptcy Code;
(b) to grant any Lien upon or affecting any Collateral; or (c) except as provided in the Interim Order or the Final Order, as the case may be, to use cash collateral of Lender under Section 363(c) of the Bankruptcy Code without Lender's consent;

8.21 If any claim or claims under Section 506(c) of the Bankruptcy Code against or with respect to any of the Collateral is allowed;

8.22 If any of the following occur (i) a post-Relief Date judgment is entered or liability incurred that would constitute an administrative expense (other than trade payables, professional fees and other such expenses incurred in the ordinary course of business) in excess of $250,000 (other than trade payables incurred in the ordinary course of business), or (ii) any post-Relief Date judgments are entered or liabilities are incurred, including but not limited to any occurrences specified in subpart (i) of this Section 8.22, that would individually or in the aggregate result in a Material Adverse Change;

8.23 If the Final Order is not entered within 45 days after the Entry Date;

8.24 The filing of any plan of reorganization or disclosure statement attendant thereto by any Borrower or any other Person which does not require payment in full of the Obligations under this Agreement;

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
8.25 The entry of an order confirming a plan of reorganization that does not require repayment in full of all of the Borrowers' Obligations under this Agreement and the obligations of Borrowers to Lender under the Pre-Relief Date Loan Agreement on the earlier of the effective date of such plan of reorganization or thirty (30) days following entry of the order confirming such plan of reorganization;

8.26 The entry of an order amending, supplementing, staying, vacating or otherwise modifying the Loan Documents or the Interim Order or the Final Order without the written consent of Lender;

8.27 The payment of, or application for authority to pay, any pre-petition claim, other than those of trade creditors and other than those required to be paid with the initial Advance pursuant to the terms of this Agreement, without Lender's prior written consent or pursuant to an order of the Court after notice and hearing;

8.28 The sale without Lender's consent, of all or substantially all of any Borrower's assets either through a sale under Section 363 of the Bankruptcy Code, through a confirmed plan of reorganization in the Chapter 11 Case, or otherwise, unless such sale results in the payment in full of all Obligations;

8.29 The dismissal of the Chapter 11 Case, or the conversion of the Chapter 11 Case from one under Chapter 11 to one under Chapter 7 of the Bankruptcy Code;

8.30 The commencement of a suit or action against Lender and, as to any suit or action brought by any Person other than any Borrower or an officer or employee of any Borrower, the continuation thereof without dismissal for thirty (30) days after service thereof on Lender, that assert, by or on behalf of any Borrower, or any official committee in the Chapter 11 Case, any claim or legal or equitable remedy which seeks subordination of the claim or Lien of Lender;

8.31 If, without Lender's consent, an interim or permanent trustee is appointed in the Chapter 11 Case, or an examiner with expanded powers to operate or manage the financial affairs, the business, or reorganization of Borrowers is appointed in the Chapter 11 Case; or

8.32 If an order by the Court is entered granting relief from or modifying the automatic stay of Section 362 of the Bankruptcy Code (i) to allow any creditor to execute upon or enforce a Lien on any Collateral, or (ii) with respect to any Lien of or the granting of any Lien on any Collateral to any state or local environmental or regulatory agency or authority.

9.   LENDER'S RIGHTS AND REMEDIES.

9.1 Rights and Remedies. Upon the occurrence, and during the continuation, of an Event of Default, Lender may, at its election, without notice of its election and without demand, do any one or more of the following, all of which are authorized by Borrowers:

     (a) Declare all Obligations, whether evidenced by this Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable;

     (b) Cease advancing money or extending credit to or for the benefit of Borrowers under this Agreement, under any of the Loan Documents, or under any other agreement between Borrowers and Lender;

     (c) Terminate this Agreement and any of the other Loan Documents as to any future liability or obligation of Lender, but without affecting Lender's rights and security interests in the Collateral and without affecting the Obligations;

     (d) Settle or adjust disputes and claims directly with Account Debtors for amounts and upon terms which Lender considers advisable, and in such cases, Lender will credit Borrowers' Loan Account with only the net amounts received by Lender in payment of such disputed Accounts after deducting all Lender Expenses incurred or expended in connection therewith;

     (e) Cause Borrowers to hold all returned Inventory in trust for Lender, segregate all returned Inventory from all other property of Borrowers or in Borrowers' possession and conspicuously label said returned Inventory as the property of Lender;

     (f) Without notice to or demand upon Borrowers or any guarantor, make such payments and do such acts as Lender considers necessary or reasonable to protect its security interests in the Collateral. Borrowers agree to assemble the Collateral if Lender so requires, and to make the Collateral available to Lender as Lender may reasonably designate. Borrowers authorize Lender to enter the premises where the Collateral is located, to take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any encumbrance, charge, or Lien that in Lender's determination appears to conflict with its security interests and to pay all expenses incurred in connection therewith. With respect to any of Borrowers' owned or leased premises, Borrowers hereby grant Lender a license to enter into possession of such premises and to occupy the same, without charge, for up to one hundred twenty (120) days in order to exercise any of Lender's rights or remedies provided herein, at law, in equity, or otherwise;

     (g) Without notice to Borrowers (such notice being expressly waived), and without constituting a retention of any collateral in satisfaction of an obligation (within the meaning of Section 11-9-505 of the Code), set off and apply to the Obligations any and all (i) balances and deposits of any Borrower held by Lender (including any amounts received in the Blocked Accounts), or (ii) indebtedness at any time owing to or for the credit or the account of any Borrower held by Lender;

     (h) Hold, as cash collateral, any and all balances and deposits of any Borrower held by Lender, and any amounts received in the Blocked Accounts, to secure the full and final repayment of all of the Obligations;

     (i) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Collateral. Lender is hereby granted a non-exclusive license or other right to use, without charge, Borrowers' labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and Borrowers' rights under all licenses and all franchise agreements shall inure to Lender's benefit(to the extent it does not cause a violation or forfeiture thereof);

     (j) Sell the Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Borrowers' premises) as Lender determines is commercially reasonable. It is not necessary that the Collateral be present at any such sale;

     (k) Lender shall give notice of the disposition of the Collateral as follows:

          (1) Lender shall give Borrowers and each holder of a security interest in the Collateral who has filed with Lender a written request for notice, a notice in writing of the time and place of public sale, or, if the sale is a private sale or some other disposition other than a public sale is to be made of the Collateral, then the time on or after which the private sale or other disposition is to be made;

          (2) The notice shall be personally delivered or mailed, postage prepaid, to Borrowers as provided in Section 12, at least five (5) days before the date fixed for the sale, or at least five (5) days before the date on or after which the private sale or other disposition is to be made; no notice needs to be given prior to the disposition of any portion of the Collateral that is perishable or threatens to decline speedily in value or that is of a type customarily sold on a recognized market. Notice to Persons other than Borrowers claiming an interest in the Collateral shall be sent to such addresses as they have furnished to Lender;

          (3) If the sale is to be a public sale, Lender also shall give notice of the time and place by publishing a notice one time at least five (5) days before the date of the sale in a newspaper of general circulation in the county in which the sale is to be held;

     (l) Lender may credit bid and purchase at any public sale;

     (m) Any deficiency that exists after disposition of the Collateral as provided above will be paid immediately by Borrowers. Any excess will be returned, without interest and subject to the rights of third Persons, by Lender to Borrowers; and

     (n) Borrowers acknowledge that the Obligations arose out of a commercial transaction, and agree that if an Event of Default shall occur, Lender shall have the right to an immediate writ of possession without notice of a hearing provided, however, that notwithstanding the foregoing, Lender agrees to give to Borrowers and counsel approved by the Court for the Committee, at least five (5) Business Days' notice prior to the exercise of any remedy in the nature of liquidation of all or substantially all of the Collateral; provided further, however, that such notice need only indicate that Lender intends to exercise one or more remedies under one or more of the Loan Documents, at law or in equity, and Lender shall not be required to specify any particular remedy or the timing thereof, nor shall such notice limit in any way Lender's discretion with respect to the pursuit and timing of any available remedy, nor shall Lender be required to give more than one such notice.

9.2  Remedies Cumulative.

     Lender's rights and remedies under this Agreement, the Loan Documents, the Interim Order, the Final Order and all other agreements shall be cumulative. Lender shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by Lender of one right or remedy shall be deemed an election, and no waiver by Lender of any Event of Default shall be deemed a continuing waiver. No delay by Lender shall constitute a waiver, election, or acquiescence by it.

10.  TAXES AND EXPENSES.

     If Borrowers fail to pay any monies (whether taxes, assessments, insurance premiums, or, in the case of leased properties or assets, rents or other amounts payable under such leases) due to third Persons, or fails to make any deposits or furnish any required proof of payment or deposit, all as required under the terms of this Agreement, then, to the extent that Lender determines that such failure by Borrowers could reasonably be expected to have a Material Adverse Effect, in its discretion and without prior notice to Borrowers, Lender may do any or all of the following: (a) make payment of the same or any part thereof;
(b) set up such reserves in Borrowers' Loan Account as Lender deems necessary to protect Lender from the exposure created by such failure; or (c) obtain and maintain insurance policies of the type described in Section 6.6, and take any action with respect to such policies as Lender deems prudent. Any such amounts paid by Lender shall constitute Lender Expenses. Any such payments made by Lender shall not constitute an agreement by Lender to make similar payments in the future or a waiver by Lender of any Event of Default under this Agreement. Lender need not inquire as to, or contest the validity of, any such expense, tax, or Lien and the receipt of the usual official notice for the payment thereof shall be conclusive evidence that the same was validly due and owing.

11.  WAIVERS; INDEMNIFICATION.

       11.1 Demand; Protest; etc.

     Borrowers waive demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by Lender on which Borrowers may in any way be liable.

11.2 Lender's Liability for Collateral.

     So long as Lender complies with its obligations, if any, under Section 11-9-207 of the Code, Lender shall not in any way or manner be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage thereto occurring or arising in any manner or fashion from any cause; (c) any diminution in the value thereof; or (d) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other Person. All risk of loss, damage, or destruction of the Collateral shall be borne by Borrowers.

11.3 Indemnification.

     Borrowers shall pay, indemnify, defend, and hold Lender, each Participant, and each of their respective officers, directors, employees, counsel, agents, and attorneys-in-fact (each, an "Indemnified Person") harmless (to the fullest extent permitted by law) from and against any and all claims, demands, suits, actions, investigations, proceedings, and damages, and all reasonable attorneys' fees and disbursements and other costs and expenses actually incurred in connection therewith (as and when they are incurred and irrespective of whether suit is brought), at any time asserted against, imposed upon, or incurred by any of them in connection with or as a result of or related to the execution, delivery, enforcement, performance, and administration of this Agreement and any other Loan Documents or the transactions contemplated herein, and with respect to any investigation, litigation, or proceeding related to this Agreement, any other Loan Document, or the use of the proceeds of the credit provided hereunder (irrespective of whether any Indemnified Person is a party thereto), or any act, omission, event or circumstance in any manner related thereto (all the foregoing, collectively, the "Indemnified Liabilities"). Borrowers shall have no obligation to any Indemnified Person under this Section 11.3 with respect to any Indemnified Liability that a court of competent jurisdiction finally determines to have resulted from the gross negligence or willful misconduct of such Indemnified Person. This provision shall survive the termination of this Agreement and the repayment of the Obligations.

12.  NOTICES.

     Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other Loan Document shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by registered or certified mail (postage prepaid, return receipt requested), overnight courier, or facsimile to Borrower or to Lender, as the case may be, at its address set forth below:


         If to Borrower:   VISTA EYECARE, INC.
                           296 Grayson Highway
                           Lawrenceville, Georgia 30045-5737
                           Attn: Chief Financial Officer
                           Fax No. (770) 822-2027

         with copies to:   VISTA EYECARE, INC.
                           296 Grayson Highway
                           Lawrenceville, Georgia 30045-5737
                           Attn: General Counsel
                           Fax No. (770) 822-2029

         with copies to:   Kilpatrick Stockton LLP
                           1100 Peachtree Street
                           Suite 2800
                           Atlanta, Georgia 30309
                           Attn: Joel Piassick, Esq.
                           Fax No. (404) 815-6555

         If to Lender:     FOOTHILL CAPITAL CORPORATION
                           60 State Street
                           Suite 1150
                           Boston, Massachussetts 02109
                           Attn:  Account Executive
                           Fax: (617) 722-9493

         with copies to:   Paul, Hastings, Janofsky & Walker LLP
                           600 Peachtree Street, N.E., Suite 2400
                           Atlanta, Georgia 30308
                           Attn: Jesse H. Austin, III, Esq.
                           Fax No. (404) 815-2424

     The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other. All notices or demands sent in accordance with this Section 12, other than notices by Lender in connection with Sections 11-9-504 or 11-9-505 of the Code, shall be deemed received on the earlier of the date of actual receipt or three (3) Business Days after the deposit thereof in the mail. Borrowers acknowledge and agree that notices sent by Lender in connection with Sections 11-9-504 or 11-9-505 of the Code shall be deemed sent when deposited in the mail or personally delivered, or, where permitted by law, transmitted facsimile or other similar method set forth above.

13.  CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

     THE VALIDITY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANY OTHER LOAN DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE COURT.

14.  DESTRUCTION OF BORROWERS' DOCUMENTS.

     All documents, schedules, invoices, agings, or other papers delivered to Lender may be destroyed or otherwise disposed of by Lender four (4) months after they are delivered to or received by Lender, unless Borrowers request, in writing, the return of said documents, schedules, or other papers and makes arrangements, at Borrowers' expense, for their return.

15.  GENERAL PROVISIONS.

15.1 Effectiveness.

     This Agreement shall be binding and deemed effective when executed by Borrowers and Lender.

15.2 Successors and Assigns.

     This Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties, including, with respect to the Borrowers, the estates of Borrowers, any trustee or successor in interest of Borrowers in the Chapter 11 Case or any subsequent case or cases commenced under Chapter 7 of the Bankruptcy Code; provided, however, that Borrowers may not assign this Agreement or any rights or duties hereunder without Lender's prior written consent and any prohibited assignment shall be absolutely void. No consent to an assignment by Lender shall release Borrowers from their
Obligations. Lender may assign this Agreement and its rights and duties hereunder and no consent or approval by Borrowers is required in connection with any such assignment. Lender reserves the right to sell, assign, transfer, negotiate, or grant participations in all or any part of, or any interest in Lender's rights and benefits hereunder. In connection with any such assignment or participation, Lender may disclose all documents and information which Lender now or hereafter may have relating to Borrowers or Borrowers' business. To the extent that Lender assigns its rights and obligations with respect to the Loans and the commitment hereunder to a third Person, Lender thereafter shall be released from such assigned obligations to Borrowers and such assignment shall effect a novation between Borrowers and such third Person. With respect to any Person that purchases any portion of Lender's rights and obligations under this

Agreement pursuant to the terms of this Section 15.2, such Person shall be entitled (i) to all of the benefits of Section 11.3 hereof and (ii) to the payment of all Lender Expenses and expenses of the type described in paragraph
(c) of the Fee Letter as if such Person were the "Lender" as defined herein and in the Fee Letter.

15.3 Section Headings.

     Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each section applies equally to this entire Agreement.

15.4 Interpretation.

     Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Lender or Borrowers, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto.

15.5 Severability of Provisions.

     Each  provision  of this  Agreement  shall be  severable  from every  other
provision  of  this  Agreement  for  the  purpose  of   determining   the  legal
enforceability of any specific provision.

15.6 Amendments in Writing.

     This Agreement can only be amended by a writing signed by Lender and Borrowers.

15.7 Counterparts; Facsimile Execution.

     This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by facsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by facsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

15.8 Revival and Reinstatement of Obligations.

     If the incurrence or payment of the Obligations by Borrowers or any guarantor of the Obligations or the transfer by either or both of such parties to Lender of any property of either or both of such parties should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors' rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, and other voidable or recoverable payments of money or transfers of property
(collectively, a "Voidable Transfer"), and if Lender is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that Lender is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys' fees of Lender related thereto, the liability of Borrowers or such guarantor automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

15.9 Integration.

     This Agreement, together with the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

15.10 Time is of the Essence. Time is of the essence of this Agreement.

15.11 Pre-Relief Date Loan Agreement.

     Borrowers hereby agree that this Agreement is separate and distinct from the Pre-Relief Date Loan Agreement, the Pre-Relief Date Loan Agreement is in full force and effect, and by entering into this Agreement Lender does not waive any Defaults or Events of Default under the Pre-Relief Date Loan Agreement; provided, however, that so long as Section 2.11 of this Agreement is in full force and effect, the fees described in Section 2.11 of the Pre-Relief Date Loan Agreement shall not be owed by any Borrower. In the event that the adequate protection allowances granted pursuant to either the Interim Order or the Final Order are inadequate, Lender reserves its right to seek relief from the automatic stay to exercise its remedies under the Pre-Relief Date Loan Agreement.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]


                                    Paage 83

                SIGNATURE PAGE TO SENIOR SECURED, SUPER-PRIORITY
                DEBTOR-IN-POSSESSION LOAN AND SECURITY AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in Atlanta, Georgia.



                               VISTA EYECARE, INC.,
                               a Georgia corporation, as Debtor and
                              Debtor-in-Possession


                               By: /s/ Peter Socha
                                Name: Peter Socha
                              Title: Vice President


                               INTERNATIONAL VISION ASSOCIATES, LTD.,
                                  as Debtor and
                              Debtor-in-Possession



                               By: /s/ Peter Socha
                                Name: Peter Socha
                              Title: Vice President


                               NVAL HEALTHCARE SYSTEMS, INC.,
                                  as Debtor and
                              Debtor-in-Possession



                               By: /s/ Peter Socha
                                Name: Peter Socha
                              Title Vice President


                               MIDWEST VISION, INC., as Debtor and
                              Debtor-in-Possession



                               By: /s/ Peter Socha
                                Name: Peter Socha
                              Title: Vice President

                                    Page S-1

                               FRAME-N-LENS OPTICAL, INC., as Debtor and
                              Debtor-in-Possession



                               By: /s/ Peter Socha
                                Name: Peter Socha
                              Title: Vice President


                               FAMILY VISION CENTERS, INC., as Debtor and
                              Debtor-in-Possession



                               By: /s/ Peter Socha
                                Name: Peter Socha
                              Title: Vice President


                               VISION ADMINISTRATORS, INC., as Debtor and
                              Debtor-in-Possession



                               By: /s/ Peter Socha
                                Name: Peter Socha
                              Title: Vice President


                               NEW WEST EYEWORKS, INC., as Debtor and
                              Debtor-in-Possession



                               By: /s/ Peter Socha
                                Name: Peter Socha
                              Title: Vice President


                               ALEXIS HOLDING COMPANY, INC., as Debtor and
                              Debtor-in-Possession



                               By: /s/ Peter Socha
                                Name: Peter Socha
                              Title: Vice President

                                    Page S-2

                               VISTA EYECARE NETWORK, LLC, as Debtor and
                              Debtor-in-Possession



                               By: /s/ Peter Socha
                                Name: Peter Socha
                              Title: Vice President


                               VISTA OPTICAL EXPRESS, INC., as Debtor and
                              Debtor-in-Possession



                               By: /s/ Peter Socha
                                Name: Peter Socha
                              Title: Vice President



                               FOOTHILL       CAPITAL
                               CORPORATION,         a
                             California corporation
                               with  an   office   in
                              Atlanta, Georgia, as
                               lender and as agent
                             for itself and certain
                                  other Persons


                               By:  /s/ Todd W. Colpitts
                             Name: Todd W. Colpitts
                              Title: Vice President



                                    Page S-3